UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EXCO RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXCO Resources, Inc.

Notice of 2009

Annual Meeting

of Shareholders

and Proxy Statement

Please Complete, Sign, Date And Return Your Proxy Promptly

Thursday, June 4, 2009

9:30 a.m. local time

Westin Park Central

Salon ABC

12720 Merit Drive

Dallas, Texas 75251

EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

April 23, 2009

Dear EXCO Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of EXCO Resources, Inc. The meeting will be held at 9:30 a.m. local time on Thursday, June 4, 2009, at the Westin Park Central, Salon ABC, 12720 Merit Drive, Dallas, Texas 75251. Your Board of Directors and management look forward to greeting those of you able to attend in person.

•	You will find enclosed a Notice of Meeting that identifies the proposals to be presented for your action.

•	You will find enclosed the 2008 Annual Report, which includes our financial statements.

Your vote is important. The Board of Directors appreciates and encourages shareholder participation in the company’s affairs. Whether or not you can attend the meeting, please read the proxy statement carefully, then vote your shares by Internet, by telephone or by completing, signing, dating and returning the enclosed proxy card promptly in the envelope provided, so that your shares will be represented at the meeting.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Douglas H. Miller

Chairman of the Board and Chief Executive Officer

Important notice regarding the availability of proxy materials for the annual meeting to be held on June 4, 2009: Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2008 Annual Report to Shareholders are also available on our website at www.excoresources.com/EZproxy.

EXCO RESOURCES, INC.

12377 Merit Drive • Suite 1700

Dallas, Texas 75251

(214) 368-2084 • Fax (214) 368-2087

Notice of Annual Meeting of Shareholders

To Be Held June 4, 2009

The 2009 Annual Meeting of Shareholders of EXCO Resources, Inc., a Texas corporation (“EXCO” or the “Company”), will be held at 9:30 a.m. local time on Thursday, June 4, 2009 at the Westin Park Central, Salon ABC, 12720 Merit Drive, Dallas, Texas 75251 for the following purposes:

(1)	to elect nine directors to the Board of Directors, each for a one-year term;

(2)	to consider and vote upon a proposal to amend the Amended and Restated EXCO Resources, Inc. 2005 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 3,000,000 shares, to require that each share subject to a full-value award granted pursuant to the plan count as 1.17 shares against the total number of shares we have reserved for issuance under the plan and to impose limitations on the share reuse provisions in the plan;

(3)	to ratify the appointment of KPMG LLP as our independent registered public accounting firm; and

(4)	to transact such other business as may arise that can properly be conducted at the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on Thursday, April 16, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for the 10 calendar days prior to the meeting. The list will also be available during the Annual Meeting for inspection by shareholders.

Officers of the Company will be present to respond to questions from shareholders.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE VOTE IN ONE OF THESE WAYS:

•	USE THE TOLL-FREE NUMBER shown on your proxy card;

•	VISIT THE WEBSITE noted on your proxy card to vote via the Internet;

•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

•	VOTE IN PERSON by appearing at the annual meeting and submitting a ballot at the meeting.

SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

If you have any questions, or need assistance in voting your proxy, please call our proxy solicitor, D.F. King & Co., Inc. toll-free at (888) 567-1626.

By Order of the Board of Directors,

William L. Boeing

Vice President, General Counsel and Secretary

Dallas, Texas

April 23, 2009

EXCO RESOURCES, INC.

12377 MERIT DRIVE • SUITE 1700

DALLAS, TEXAS 75251

(214) 368-2084 • FAX (214) 368-2087

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, June 4, 2009

Unless the context requires otherwise, references in this proxy statement to “EXCO,” “we,” “us,” “our” and the “Company” are to EXCO Resources, Inc. and its consolidated subsidiaries. Unless the context otherwise requires, references to the “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share (“Common Stock”).

The accompanying proxy is solicited by the Board of Directors on behalf of EXCO Resources, Inc., a Texas corporation, to be voted at the 2009 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Thursday, June 4, 2009, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) or postponement(s) thereof. This proxy statement and accompanying form of proxy are being mailed on or about April 23, 2009. The Company’s Annual Report to Shareholders covering the Company’s fiscal year ended December 31, 2008 is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

INTERNET AVAILABILITY AND ELECTRONIC DELIVERY OF PROXY DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 4, 2009: Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2008 Annual Report to Shareholders are available at www.excoresources.com/EZproxy.

The executive offices of the Company are located at, and the mailing address of the Company is, 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy statement?

It is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including (1) the election of nine directors to the Board of Directors, each for a one-year term, (2) the amendment of the Amended and Restated EXCO Resources, Inc. 2005 Long-Term Incentive Plan (the “Incentive Plan”), which will increase the total number of shares of Common Stock authorized for issuance under such plan by 3,000,000 shares, require that each share subject to a full-value award granted pursuant to the Incentive Plan count as 1.17 shares against the total number of shares we have reserved for issuance under the Incentive Plan and impose limitations on the share reuse provisions in the Incentive Plan (this proposal is referred to as the “Incentive Plan Amendment Proposal”), (3) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm (this proposal is referred to as the “Ratification of KPMG”), which will be voted upon by the holders of our Common Stock, and (4) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof. Also, management will report on the Company’s performance during the last fiscal year and respond to questions from shareholders.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, Attn: Secretary or by calling (214) 368-2084 and asking for investor relations. Eligible shareholders of record receiving multiple copies of our proxy statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 16, 2009 (the “Record Date”). The Record Date is established by the Board of Directors as required by Texas law. On the Record Date, 211,054,893 shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Subject to the limitations set forth below, shareholders at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of Common Stock is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting. Neither the Company’s Third Amended and Restated Articles of Incorporation, as amended, nor its Second Amended and Restated Bylaws, as amended, allow for cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy statement, annual report and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement, annual report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares on behalf of their customers have the authority to vote on certain proposals when they have not received instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the election of directors and the Ratification of KPMG. Your broker does not have discretionary authority to vote your shares with respect to the Incentive Plan Amendment Proposal in the absence of specific instructions from you.

How do I vote my shares?

If you are a record holder, you may vote your Common Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the meeting. To vote by proxy, you must do one of the following:

•	USE THE TOLL-FREE NUMBER shown on your proxy card;

•	VISIT THE WEBSITE shown on your proxy card to vote via the Internet;

•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

•	VOTE IN PERSON by appearing at the Annual Meeting and submitting a ballot at the meeting.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your Common Stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Douglas H. Miller, Stephen F. Smith, J. Douglas Ramsey, Ph.D. and William L. Boeing to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares “for” the election of the nominated directors, “for” the Incentive Plan Amendment Proposal and “for” the Ratification of KPMG. We do not anticipate that any nominee for election to the Board of Directors will be unable to serve or that any other matters will come before the meeting, but if a nominee is unable to serve, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” in addition to the proxy solicitation materials we have provided to the street name holder, the street name holder should provide to you the street name holder’s own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Alternatively, if you want to vote your street name shares at the Annual Meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares at the Annual Meeting.

If you are a Company employee participating in the Company 401(k) plan, then you may be receiving this material because of the Common Stock held for you in the plan. In that case, you may use the enclosed proxy card to instruct the plan trustees how to vote those shares. The trustees will vote the shares in accordance with your instructions and the terms of the plan.

The plan trustees may vote the shares held for you even if you do not direct them how to vote. The trustees will vote any shares for which they do not receive instructions in the same proportion as they vote the shares for which they receive instructions.

Are votes confidential? Who counts the votes?

The votes of all shareholders will be held in confidence from directors, officers and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) to allow the independent inspectors of election to certify the results of the vote.

An automated system administered by the Company’s transfer agent tabulates the votes. Each proposal is tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.

However, if you are a “street name” holder, you may vote your shares in person only if you obtain a legal proxy from your broker or nominee giving you the right to vote the shares.

Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

In the election of directors, shareholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the Incentive Plan Amendment Proposal, shareholders may vote for the proposal, against the proposal, or abstain from voting on the proposal. With respect to the Ratification of KPMG, shareholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the election of each nominee for director.

Proposal 2—FOR the Incentive Plan Amendment Proposal.

Proposal 3—FOR the Ratification of KPMG.

What if I do not specify how I want my shares voted?

If you do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, we will vote them, and such shares will be voted in the following manner:

Proposal 1—FOR the election of each nominee for director.

Proposal 2—FOR the Incentive Plan Amendment Proposal.

Proposal 3—FOR the Ratification of KPMG.

Can I change my vote?

Yes. You may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares at the meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

•

Giving written notice of revocation to the Company addressed to William L. Boeing, Vice President, General Counsel and Secretary at the Company’s address above, which notice must be received before noon on June 3, 2009.

What percentage of the vote is required to approve the election of each director nominee?

Assuming the presence of a quorum, the nine director nominees who receive the most votes from the holders of the shares of our Common Stock for their election will be elected, i.e., the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of the director nominees. However, pursuant to the Company’s Corporate Governance Guidelines, if a director nominee in an uncontested election receives a greater number of votes “withheld” than votes “for” his election, the nominee shall promptly tender his resignation to the Board of Directors. The Board’s nominating and corporate governance committee, or alternatively the independent directors of the Board of Directors (which will specifically exclude any director who is required to offer his own resignation), shall recommend to the Board of Directors whether to accept the resignation offer. The Board of Directors will consider and act on the recommendation and will publicly disclose the Board’s decision with regard to any resignation offered under these circumstances, including, if applicable, the reasons for rejecting the offered resignation.

What percentage of the vote is required to approve the Incentive Plan Amendment Proposal?

The approval of the Incentive Plan Amendment Proposal will require the affirmative vote of the holders of a majority of votes cast by shareholders on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of all of the shares of Common Stock outstanding and entitled to vote on the subject matter at the Annual Meeting.

Why am I being asked to vote on the Incentive Plan Amendment Proposal?

The Company believes that the Incentive Plan is important in attracting and retaining selected employees in a competitive labor market, which is essential to the Company’s long-term growth and success. As of the Record Date, there were 3,535,150 shares of Common Stock available for issuance under the Incentive Plan. Historically, the Company has relied on the grant of stock options to employees at all levels of our organization, in both hiring new personnel and as an incentive tool through annual bonus grants. In light of the Company’s significant growth in employee headcount over the past three years, in December 2008, the Company made significant adjustments to its historical option grant practices for new hires and for annual option bonuses, which are expected to reduce the amount of options granted in future periods beginning in 2009. In accordance with these new changes, stock-based incentives will be awarded only to selected employees. However, even with these changes, the Board of Directors believes that the number of shares currently available under the Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives to hire and retain key personnel.

How many additional shares are being authorized for issuance under the Incentive Plan?

If the shareholders approve the Incentive Plan Amendment Proposal, the number of shares authorized under the plan will be increased by 3,000,000 shares to a new total of 23,000,000 shares.

Are any other changes being made to the Incentive Plan?

Yes. The proposed amendments to the Incentive Plan include a fungible share design so that each share subject to an award that is not a stock option or stock appreciation right (a “full-value award”) granted pursuant to the Incentive Plan will count as 1.17 shares against the total number of shares we have reserved for issuance under the Incentive Plan. We are proposing this change because we recognize that full-value awards can potentially be more costly to our shareholders than awards whose value is derived solely from the appreciation of the underlying Common Stock such as stock options and stock appreciation rights. The Company has not granted full-value awards in the past and has instead only granted stock options under the Incentive Plan. However, if the Incentive Plan Amendment Proposal is approved at the Annual Meeting, then any full-value awards that are granted in the future will count as 1.17 shares against the total number of shares we have reserved for issuance under the Incentive Plan. The proposed amendments to the Incentive Plan also modify the share reuse provisions in the Incentive Plan to provide that shares surrendered for the payment of the exercise price or withholding of taxes with respect to a stock option or stock appreciation rights and shares that are subject to a stock option or stock-settled stock appreciation right and are not issued upon the net settlement or net exercise of such option or stock appreciation will not be made available for future issuances under the Incentive Plan.

What percentage of the vote is required to approve the Ratification of KPMG?

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

How are votes withheld, abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present for determining a quorum for all proposals. Votes withheld will have no effect with respect to the election of directors except that if a director nominee in an uncontested election receives a greater number of votes “withheld” than votes “for” his election, the nominee shall be required to tender his resignation to the Board of Directors for consideration in accordance with the Company’s majority voting policy which is described under “—What percentage of the vote is required to approve the election of each director nominee?” and “Election of Directors (Proposal 1).” Abstentions will have the same effect as a vote against the Incentive Plan Amendment Proposal and the Ratification of KPMG.

Broker non-votes are included in the determination of the number of shares present for determining a quorum, other than for purposes of approving the Incentive Plan Amendment Proposal. Broker non-votes will have no effect on the election of directors and the Ratification of KPMG. Broker non-votes will have no effect on the approval of the Incentive Plan Amendment Proposal other than with respect to the requirement that the votes cast represent over 50% of the voting power of all shares of Common Stock.

Who are the proxy solicitors, what are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We have hired D.F. King & Co., Inc. (“D.F. King”) to help us send out the proxy materials and to ask for proxies. In connection with its retention by us, D.F. King has agreed to provide consulting and analytic services and provide solicitation services with respect to banks, brokers, institutional investors and individual shareholders. D.F. King’s fee for these services is $6,000, plus reimbursement of reasonable out-of-pocket expenses, including telephone calls. We have agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities under the federal securities laws. We can ask for proxies through the mail or personally by telephone or the Internet. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in its Quarterly Report on Form 10-Q for the second quarter of 2009, which it expects to file with the SEC in August 2009.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the attached appendices and the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to call our proxy solicitor, D.F. King, toll-free at (888) 567-1626.

ELECTION OF DIRECTORS

(Proposal 1)

The Board of Directors has nominated nine directors for election at the Annual Meeting by the shareholders (the “Director Nominees”). The current size of the Board of Directors of the Company is eleven. During 2008, Vincent J. Cebula, Jeffrey S. Serota, Rajath Shourie and B. James Ford served on our Board of Directors pursuant to the terms of our preferred stock. On July 18, 2008, all outstanding shares of our preferred stock were converted into Common Stock and the rights, preferences and privileges of our preferred stock terminated. However, the preferred stock directors continue to serve on the Board of Directors until the Annual Meeting in accordance with the statements of designation governing the preferred stock. In addition, pursuant to certain letter agreements that the Company entered into with funds managed by Oaktree Capital Management, LP (collectively, the “Oaktree Funds”) and Ares Management LLC (together with its affiliates, “Ares”) at the closing of the preferred stock transaction, Oaktree and Ares, respectively, each have the right to nominate one director for election at any annual meeting of shareholders so long as Oaktree and Ares, respectively, each beneficially own at least 10,000,000 shares of Common Stock (including shares issued upon conversion of the preferred stock). As of the Record Date, Oaktree and Ares each own in excess of 10,000,000 shares of Common Stock. As a result, Messrs. Ford and Serota have been nominated by Oaktree and Ares, respectively, as well as by our Board of Directors, for election at the Annual Meeting. Messrs. Niehaus and Shourie are not standing for re-election at the Annual Meeting and therefore will no longer serve on our Board of Directors after the Annual Meeting. Set forth below are the nine Director Nominees to be elected by the shareholders to serve until the Annual Meeting of Shareholders in 2010 or until their respective successors have been duly elected and qualified. Shareholders will be unable to vote the proxies held by them for more than nine persons.

To be elected as a director, each Director Nominee must receive a plurality of the votes cast by the shareholders entitled to vote for the election of directors. However, pursuant to the Company’s Corporate Governance Guidelines, in an uncontested election of directors, any Director Nominee who has a greater number of votes “withheld” from his election than votes “for” such election (a “Majority Withheld Vote”) is required to promptly tender his resignation following certification of the shareholder vote. The nominating and corporate governance committee will recommend to the Board of Directors whether to accept such resignation; however, if each member of the nominating and corporate governance committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves and recommend to the Board of Directors whether to accept such resignation. The Board of Directors will act upon such recommendation within 90 days following certification of the shareholder vote and will promptly disclose its decision whether to accept the director’s resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions of each director currently serving on our Board of Directors:

Name	Age	Position
Douglas H. Miller	61	Chairman and Chief Executive Officer
Stephen F. Smith	68	Vice Chairman and President
Jeffrey D. Benjamin (1)(2)(3)	47	Director
Vincent J. Cebula (2)(3)	45	Director
Earl E. Ellis (1)(2)	67	Director
B. James Ford (2)(6)	40	Director
Robert H. Niehaus (1)(2)(4)	53	Director
T. Boone Pickens	80	Director
Jeffrey S. Serota (2)(3)(5)	43	Director
Rajath Shourie (3)(4)	35	Director
Robert L. Stillwell (2)(3)	72	Director

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating and corporate governance committee.

(4)	Will no longer serve on the Board of Directors after the Annual Meeting.

(5)	Will serve on the audit committee effective immediately after the Annual Meeting.

(6)	Will serve on the nominating and corporate governance committee effective immediately after the Annual Meeting.

The biographies of the Director Nominees are as follows:

Douglas H. Miller became the Chairman of our Board of Directors and our Chief Executive Officer in December 1997. Mr. Miller was Chairman of the Board of Directors and Chief Executive Officer of Coda Energy, Inc., or Coda, an independent oil and natural gas company, from October 1989 until November 1997 and served as a director of Coda from 1987 until November 1997. See “—Transactions with Related Persons— Corporate use of personal aircraft” for a description of certain related person transactions involving Mr. Miller.

Stephen F. Smith joined us in June 2004 as Vice Chairman of our Board of Directors and was appointed President and Secretary in October 2005. He served as our Secretary until April 2006. Prior to joining us, Mr. Smith was co-founder and Executive Vice President of Sandefer Oil and Gas, Inc., an independent oil and gas exploration and production company, from January 1980 to June 2004. Mr. Smith was one of our directors from March 1998 to July 2003. Prior to 1980, Mr. Smith was an Audit Partner with Arthur Andersen LLP.

Jeffrey D. Benjamin became one of our directors in October 2005 and was previously one of our directors from August 1998 through July 2003 and a director of our parent holding company from July 2003 through its merger into us. Since June 2008, Mr. Benjamin has been a Senior Advisor to Cyrus Capital Partners, LP. From September 2002 until June 2008, Mr. Benjamin was a Senior Advisor to Apollo Management, LP. Mr. Benjamin is also a director of Virgin Media Inc. and Harrah’s Entertainment, Inc.

Vincent J. Cebula became one of our directors on March 30, 2007. Mr. Cebula previously served as a director of EXCO Resources and EXCO Holdings Inc. from July 2003 until October 2005. Mr. Cebula is a Managing Director of Jefferies Capital Partners, a private equity investment firm. Prior to joining Jefferies in November 2007, Mr. Cebula was a Managing Director of Oaktree Capital Management, L.P., a global investment firm, and its predecessor where he was a founding member of Oaktree’s Principal Opportunities Funds since 1994.

Earl E. Ellis became one of our directors in October 2005 and was previously one of our directors from March 1998 through July 2003. Mr. Ellis has served as chairman and chief executive officer of Whole Harvest Products, formerly Carolina Soy Products, a soy based product manufacturing company since September 2003. Mr. Ellis has also been a private investor since 2001. He served as a director of Coda from 1992 until 1996. Mr. Ellis served as a managing partner of Benjamin Jacobson & Sons, LLC, specialists on the New York Stock Exchange. He had been associated with Benjamin Jacobson & Sons, LLC from 1977 to 2001.

B. James Ford became one of our directors on December 1, 2007. Mr. Ford is a Managing Director of Oaktree where he has worked since 1996. Mr. Ford is a co-portfolio manager of Oaktree’s Principal Opportunities Funds, which invest in controlling and minority positions in private and public companies. Mr. Ford serves on the Board of Directors of Crimson Exploration, Inc. as well as a number of private companies and not-for-profit entities.

T. Boone Pickens became one of our directors in October 2005 and was previously one of our directors from March 1998 through July 2003. Mr. Pickens has served as the Chairman and CEO of BP Capital LP since September 1996 and Mesa Water, Inc. since August 2000 and is a board member of Clean Energy Fuels Corp. BP Capital LP or affiliates is the general partner and an investment advisor of private funds investing in energy commodities (BP Capital Energy Fund) and publicly-traded energy equities (BP Capital Equity Fund and its offshore counterpart). Clean Energy Fuels Corp. is the largest provider of natural gas (CNG and LNG) and related services in North America. He was the founder of Mesa Petroleum Co., an independent oil and natural gas exploration and production company. He served as CEO and Chairman of the Board of Mesa Petroleum Co. from its inception until his departure in 1996.

Jeffrey S. Serota became one of our directors on March 30, 2007. Mr. Serota previously served as a director of EXCO Resources and EXCO Holdings from July 2003 until October 2005. Since 1997, Mr. Serota has been a Senior Partner in the Private Equity Group of Ares Management, LLC. Mr. Serota also serves on the board of directors of SandRidge Energy, Inc., WCA Waste Corporation and several private companies.

Robert L. Stillwell became one of our directors in October 2005. Mr. Stillwell has served as the General Counsel of BP Capital LP, Mesa Water, Inc. and affiliated companies engaged in the petroleum business since 2001. Mr. Stillwell was a lawyer and Senior Partner at Baker Botts LLP in Houston, Texas from 1969 to 2001. He also served as a director of Mesa Petroleum Co. and Pioneer Natural Resources Company from 1969 to 2001.

All of the Director Nominees are currently serving on our Board of Directors. There are no family relationships between any of our directors or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT

SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE

FOR THE BOARD OF DIRECTORS.

Board Committees and Meetings

Our Board of Directors has an audit committee, a compensation committee, and a nominating and corporate governance committee.

Audit Committee. The audit committee of our Board of Directors recommends the appointment of our independent registered public accountants, reviews our internal accounting procedures and financial statements and consults with and reviews the services provided by our independent registered public accountants, including the results and scope of their audit. The audit committee is currently comprised of Messrs. Benjamin (chair), Ellis and Niehaus, each of whom are independent within the meaning of applicable SEC and NYSE rules. Mr. Niehaus is not standing for re-election at the Annual Meeting and will no longer serve on our audit committee after the Annual Meeting. Mr. Serota, who is independent within the meaning of applicable SEC and NYSE rules, will replace Mr. Niehaus as a member of the audit committee effective immediately after the Annual Meeting. The Board of Directors has designated Mr. Benjamin as an audit committee financial expert, as currently defined under the SEC rules implementing the Sarbanes-Oxley Act of 2002. See “—Corporate Governance—Director Independence.” We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. The audit committee held nine meetings during the fiscal year ended December 31, 2008.

The audit committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

Compensation Committee. The compensation committee of our Board of Directors reviews and recommends to our Board of Directors the compensation and benefits for all of our executive officers, administers our stock plans, and establishes and reviews general policies relating to compensation and benefits for our employees. The compensation committee is currently comprised of Messrs. Stillwell (chair), Benjamin, Cebula, Ford, Ellis, Niehaus and Serota, each of whom are independent within the meaning of applicable NYSE rules. Mr. Ford was appointed to the compensation committee on March 13, 2008. Mr. Niehaus is not standing for re-election at the Annual Meeting and will no longer serve on our compensation committee after the Annual Meeting. During 2008, each member of the compensation committee, except Messrs. Cebula, Ford, Niehaus and Serota, was a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Messrs. Cebula, Ford, Niehaus and Serota did not qualify as non-employee directors during the 2008 fiscal year. For the 2009 fiscal year, all members of the compensation committee currently qualify as non-employee directors. Each member of the compensation committee is also an “outside director” as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended. See “—Director Independence.” We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. The compensation committee held five meetings during the fiscal year ended December 31, 2008.

The compensation committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee of our Board of Directors is responsible for:

•	reviewing the appropriate size, function and needs of the Board of Directors;

•	developing the Board’s policy regarding tenure and retirement of directors;

•	establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof;

•	identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the committee and by the Board;

•	overseeing the evaluation of management and the Board; and

•	monitoring and making recommendations to the Board on matters relating to corporate governance.

The nominating and corporate governance committee currently consists of Messrs. Cebula (chair), Benjamin, Serota, Shourie and Stillwell, each of whom is independent within the meaning of applicable NYSE rules. On March 13, 2008, Mr. Shourie was appointed to the nominating and corporate governance committee and Messrs. Ellis and Niehaus ceased serving on the the nominating and corporate governance committee. Mr. Shourie is not standing for re-election at the Annual Meeting and will no longer serve on our nominating and corporate governance committee after the Annual Meeting. Mr. Ford will replace Mr. Shourie as a member of the nominating and corporate governance committee effective immediately after the Annual Meeting. We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. See “—Director Independence.” The nominating and corporate governance committee held four meetings during the fiscal year ended December 31, 2008.

The nominating and corporate governance committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

The Board of Directors held ten meetings during the fiscal year ended December 31, 2008. During 2008, each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors on which such director serves, if any, except Mr. Pickens who attended five Board meetings. We do not have a Board policy on director attendance at the Company’s Annual Meeting of Shareholders. The Company held its 2008 Annual Meeting of Shareholders on May 15, 2008. Ten of the eleven members of the Board of Directors attended the 2008 Annual Meeting of Shareholders.

Lead Director

The independent members of our Board of Directors have selected Mr. Stillwell to act as a lead director in 2009. The lead director chairs the executive sessions of the non-employee and independent directors, consults with the chairman of the Board concerning the agenda for Board meetings and performs such other duties as the independent directors might designate.

Report of the Audit Committee

The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2008, which includes the consolidated balance sheets of the Company as of December 31, 2008 and December 31, 2007, and the related consolidated statements of operations and shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2008, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review and Discussions with Management.

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm.

Pursuant to the terms of the audit committee’s charter, the audit committee meets as often as it determines, but no less than once per fiscal quarter. The audit committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with audit committees” that includes, among other items, matters related to the conduct and the results of the audit of the Company’s financial statements.

The audit committee has also received written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence and has discussed with KPMG LLP their independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with KPMG LLP.

Based on the review and discussions referred to above, the audit committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

AUDIT COMMITTEE

Jeffrey D. Benjamin, Chairman

Earl E. Ellis

Robert H. Niehaus

Director Compensation

The following table provides compensation information for the one year period ended December 31, 2008 for each non-employee member of our Board of Directors:

2008 FISCAL YEAR DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey D. Benjamin	$85,000	—	$21,770	—	—	—	$106,770
Vincent J. Cebula	$40,000	—	$72,333	—	—	—	$112,333
Earl E. Ellis	$36,003	—	$21,770	—	—	—	$57,773
B. James Ford	$28,997	—	$70,807	—	—	—	$99,804
Robert H. Niehaus	$36,003	—	$21,770	—	—	—	$57,773
T. Boone Pickens	$25,000	—	$21,770	—	—	—	$46,770
Jeffrey S. Serota	$35,000	—	$72,333	—	—	—	$107,333
Rajath Shourie	$28,997	—	$69,650	—	—	—	$98,647
Robert L. Stillwell	$40,000	—	$21,770	—	—	—	$61,770

(1)	Includes the amount of cash fees forgone at the election of Messrs. Benjamin, Ellis, Niehaus and Stillwell and either paid during 2008 or deferred until a later date in shares of our Common Stock pursuant to the 2007 Director Plan of EXCO Resources, Inc.

(2)

During 2008, none of our outside directors received any stock option awards nor exercised any stock options. This column reflects the dollar amount expensed for financial statement reporting purposes for the year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards No. 123(R)—“Share Based Payments” (“SFAS No. 123(R)”), with the exception that the amount shown assumes no forfeitures, and thus includes amounts from awards granted prior to 2008. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of significant accounting policies—Stock options” and “Note 12. Stock options” to our audited financial statements for the fiscal year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on February 26, 2009. As of December 31, 2008, each of our outside directors set forth in the table above held options to purchase 50,000 shares of Common Stock, which were automatically granted upon becoming a director of the Company in prior years. The options have a ten year term and become exercisable in increments of 25%, with 25% vesting immediately and 25% vesting on the first, second and third anniversaries of the grant date. In connection with Mr. Cebula’s departure from Oaktree in 2007, Mr. Cebula agreed to remit to the Oaktree Funds any realized after-tax benefit earned by Mr. Cebula with respect to the 12,500 then vested stock option awards. Pursuant to the policies of Oaktree, Messrs. Ford and Shourie have assigned all economic and pecuniary interests and voting rights with respect to their director fees, including stock option awards, to the Oaktree Funds. Pursuant to the policies of Ares, Mr. Serota has assigned all economic and pecuniary interests and voting rights with respect to his director fees, including stock option awards, to Ares.

Cash Compensation. Our non-employee directors are paid a retainer of $25,000 per year. The chair of each committee is paid an additional $10,000 per year, other than the chair of the audit committee who is paid an additional $50,000 per year. Each other committee member is paid an additional $5,000 per year. We pay no additional remuneration to our employees serving as directors. All directors, including our employee directors, are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committee meetings.

On November 8, 2006, the Board of Directors adopted the 2007 Director Plan of EXCO Resources, Inc. (as amended, we refer to this plan as the “Payment Plan”). The Payment Plan permits the non-employee directors who receive fees for their service on the Board of Directors and its committees to make an annual election to receive their fees (i) entirely in cash, (ii) 50% in cash and 50% in our Common Stock, or (iii) entirely in our Common Stock. Due to certain regulatory reasons, Mr. Pickens received his fees for service during 2008 in cash. Messrs. Cebula, Ford, Serota and Shourie received cash for their service during 2008. Messrs. Benjamin, Ellis, Neihaus and Stillwell have elected to receive their fees for service during 2008 entirely in our Common Stock. Mr. Stillwell is the only director that elected to change the manner in which he will receive director fees in 2009. Mr. Stillwell has elected to receive his fees for service during 2009 in cash. All director fees are paid on a quarterly basis. Payments in the form of our Common Stock are issued as of the payment date, which is the first business day following the end of the fiscal quarter, at the closing price of our Common Stock on the NYSE on that date.

The Payment Plan also permits non-employee directors to defer the payment of his or her director fees (employee directors do not receive fees in their capacity as directors), beginning with director fees earned in 2007. Directors may defer the payment of director fees, whether payable in the form of cash or our Common Stock, to (i) a specified date, (ii) his or her termination of service, (iii) the occurrence of a change of control, or (iv) the earlier of two or more of those events. This deferral is qualified to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986. Only Messrs. Benjamin and Stillwell elected to defer the payment of their 2008 director fees in our Common Stock under the Payment Plan. Only Mr. Benjamin elected to defer the payment of his 2009 director fees under the Payment Plan.

Option Awards. The Payment Plan also provides that upon the appointment or election to the Board of Directors of a new director (excludes those directors who were already serving on the Board of Directors when the Payment Plan was adopted), the new director will receive an automatic one-time grant of an option to purchase 50,000 shares of our Common Stock, in addition to the other fees they will earn as a director. The grant date will be the date of appointment or election and the exercise price will be set at the closing price of our Common Stock on the NYSE on such date. The option will have a term of ten years, with 25% of the shares subject to the option (12,500 shares) vesting immediately and the balance vesting in equal proportions on the next three anniversary dates. No shares will vest, and the shares that would otherwise have vested will be forfeited, in any fiscal year in which a director that received a stock option grant under the Payment Plan attends less than 75% of the Board of Directors meetings held for that fiscal year. In the event a director ceases to serve for any reason, the unvested shares subject to the option shall be forfeited. However, this option will be subject to acceleration upon a change of control as defined under the Incentive Plan. All shares issuable under the Payment Plan, including pursuant to any option granted thereunder, shall be deemed issued under the terms of the Incentive Plan.

Corporate Governance

The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of the NYSE are comprised, in part, of those objective standards set forth in NYSE rules. In addition, no director will qualify as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). The following commercial or charitable relationships, although not exclusive, will not be considered to be material relationships that would impair a director’s independence: (a) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company that does business with us or our subsidiaries and the annual sales to, or purchases from, us or our subsidiaries are less than five percent of the annual revenues of the company he or she serves as an executive officer of; (b) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company which is indebted to us or our subsidiaries, or to which we or our subsidiaries are indebted, and the total amount of either company’s indebtedness to the other is less than five percent of the total consolidated assets of the company he or she serves as an executive officer of; and (c) the director serves as an officer, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than five percent of that organization’s total annual charitable receipts. Any automatic matching by us of employee charitable contributions will not be included in the amount of our contributions for this purpose.

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that our current “independent” directors are: Jeffrey D. Benjamin, Vincent J. Cebula, Earl E. Ellis, B. James Ford, Robert H. Niehaus (not standing for re-election), Jeffrey S. Serota, Rajath Shourie, Robert L. Stillwell and T. Boone Pickens. As part of the Board’s process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with us that could interfere with his ability to exercise independent judgment.

In addition to the transactions, relationships and arrangements described under the heading “—Transactions with Related Persons,” in determining that the directors above are “independent,” the Board considered the relationships described below.

In February 2009, EXCO entered into an engagement letter with Scotia Waterous to market various properties for sale. Mr. Stillwell’s son serves as an associate with Scotia Waterous, but neither Mr. Stillwell nor his son have any direct or indirect material interest in the fees that Scotia Waterous may receive in connection with its representation of EXCO. This relationship does not disqualify Mr. Stillwell from being deemed an independent director for NYSE purposes under the objective criteria and the Board of Directors has determined that this relationship does not interfere with his ability to exercise independent judgment.

Independent Director Meetings

The Company’s independent directors held four formal meetings independent from management during the year ended December 31, 2008. As lead director, Mr. Stillwell acted as Chairman at the meetings of the independent directors.

Director Nomination Policy

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each Director Nominee was recommended to the Board by the nominating and corporate governance committee for selection.

Although we have no formal policy regarding shareholder nominees, the nominating and corporate governance committee will consider all proposed nominees for the Board of Directors, including those put forward by shareholders in accordance with the procedures set forth in our Second Amended and Restated Bylaws, which require the nominating shareholder to provide timely written notice, including specific information regarding the proposed director, information regarding the nominating shareholder’s ownership of our securities and certain written representations, as described more fully in the Second Amended and Restated Bylaws. In making its recommendations to the Board of Directors, the nominating and corporate governance committee considers, at a minimum, a candidate’s qualification as “independent” under the various standards applicable to the Board and each of its committees, as well as a candidate’s depth of experience and availability, the balance of the business interest and experience of the incumbent or nominated directors, and the need for any required expertise on the Board or one of its committees. With respect to incumbent members of the Board, the committee shall also consider the performance of the incumbent director. Candidates may come to the attention of the nominating and corporate governance committee from current Board members, stockholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation.

Codes of Business Conduct and Ethics

We have adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies of the codes can be obtained free of charge from our web site, www.excoresources.com, or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084. We intend to post any amendments to, or waivers from, our Code of Ethics that apply to our chief executive officer or senior financial officers on our web site at www.excoresources.com.

Personal Loans to Executive Officers and Directors

The Company complies with and will operate in a manner consistent with enacted legislation prohibiting extensions of credit in the form of a personal loan to or for its directors and executive officers.

Communication with the Board of Directors

Any shareholder or other interested party who desires to make his or her concerns known to an individual director, a committee of the Board of Directors or the entire Board of Directors may do so by mail to: Board of Directors of EXCO Resources, Inc. at 12377 Merit Dr., Suite 1700, Dallas, Texas 75251. The Company’s Secretary shall forward all communications, other than communications that are not properly directed or are frivolous, to the director, specific committee, non-management director or directors, or the entire Board, as requested in the communications.

Any communications to the Company from one of the Company’s officers or directors will not be considered “shareholder communications.” Communications to the Company from one of the Company’s employees or agents will only be considered “shareholder communications” if they are made solely in such employee’s or agent’s capacity as a shareholder. Any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 will not be viewed as “shareholder communications.”

Executive Officers

The following table sets forth certain information with respect to our executive officers, other than Messrs. Douglas H. Miller and Stephen F. Smith, whose information is set forth above under the caption “—Directors and Nominees.”

Name	Age	Position
J. Douglas Ramsey, Ph.D.	48	Vice President, Chief Financial Officer and Treasurer
Harold L. Hickey	53	Vice President and Chief Operating Officer
William L. Boeing	54	Vice President, General Counsel and Secretary
Mark E. Wilson	49	Vice President, Chief Accounting Officer and Controller

J. Douglas Ramsey, Ph.D. became our Chief Financial Officer and a Vice President in December 1997. Dr. Ramsey was one of our directors from March 1998 until October 5, 2005. From March 1992 to December 1997, Dr. Ramsey worked for Coda Energy, Inc. as Financial Analyst and Assistant to the President and then as Financial Planning Manager. Dr. Ramsey also taught finance at Southern Methodist University in their undergraduate and professional MBA programs.

Harold L. Hickey became our Vice President and Chief Operating Officer in October 2005. Prior to then and beginning in January 2004, Mr. Hickey served as President of our wholly-owned subsidiary, North Coast Energy, Inc. Mr. Hickey was our Production and Asset Manager from February 2001 to January 2004. From April 2000 until he joined us, Mr. Hickey was Chief Operating Officer of Inca Natural Resources Group, L.P., an independent oil and natural gas exploration company. Prior to that, Mr. Hickey worked at Mobil Oil Corporation from 1979 to March 2000.

William L. Boeing became our Vice President, General Counsel and Secretary in April 2006. From October 1980 to March 2006, Mr. Boeing was initially an associate and later a partner at one of our outside law firms, Haynes and Boone, LLP, in Dallas, Texas.

Mark E. Wilson became our Controller and one of our Vice Presidents in August 2005. Mr. Wilson then became our Chief Accounting Officer in November 2006. He began his career in 1980 with Diamond Shamrock Corporation. Since that time, he has served in Controller roles with Maxus Energy Corporation, Snyder Oil Corporation and Repsol-YPF International. From 1993 to 1997, Mr. Wilson held managerial positions with Coopers & Lybrands’ Utility Industry Consulting practice. From September 2000 until August 2005, Mr. Wilson served as Vice President and Controller and Chief Financial Officer of Epoch Holding Corporation, a publicly traded investment management and advisory firm and registered investment adviser.

Other Officers of Our Company

Michael R. Chambers Sr., age 53, became our Vice President of Operations in February 2007 and also currently serves as the Vice President and General Manager of our East Texas/North Louisiana Division. Prior to joining EXCO Resources, Mr. Chambers was the Operations General Manager for Anadarko’s Eastern Region Operations from August 2006 to February 2007 and Rockies Production Manager from August 2000 to August 2006. Mr. Chambers joined Anadarko in January 2000. Mr. Chambers worked at Mobil Oil Corporation from 1979 to January 2000.

W. Justin Clarke, age 33, became our Assistant General Counsel and Chief Compliance Officer in January 2007. From September 2001 until January 2007, Mr. Clarke served as an associate at one of our outside law firms, Haynes and Boone, LLP, in Dallas, Texas.

Charles R. Evans, age 55, joined us in February 1998, became one of our Vice Presidents in March 1998 and was our Chief Operating Officer from December 2000 until October 2005. He currently serves as one of our

Vice Presidents and as General Manager of our Midcontinent Division. After working for Sun Oil Co., he joined TXO Production Corp. in 1979 and was appointed Vice President of Engineering and Evaluation in 1989. In 1990, he was named Vice President of Engineering and Project Development for Delhi Gas Pipeline Corporation, a natural gas gathering, processing and marketing company. Mr. Evans served as Director-Environmental Affairs and Safety for Delhi until December 1997.

Joe D. Ford, age 61, became our Vice President of Human Resources in November 2007. Prior to joining EXCO Resources, Mr. Ford was the Director of Human Resources for CARBO Ceramics Inc. from June 2002 to November 2007. CARBO Ceramics Inc. supplies ceramic proppant for fracturing natural gas and oil wells and also provides well fracture diagnostic services. Prior to working for CARBO Ceramics Inc., Mr. Ford spent his career in various human resource management capacities including a subsidiary of General Dynamics as Manager of Human Resources and Comdial Corporation as Vice President of Human Resources.

Richard L. Hodges, age 57, became our Vice President of Land in October 2000. He began his career with Texaco, Inc. and has served in various land management capacities with several independent oil and gas companies during the past 27 years. He served as Vice President of Land for Central Resources, Inc. until we acquired its properties in September 2000.

John D. Jacobi, age 55, became our Vice President of Business Development and Marketing in February 1999. In 1991, he co-founded Jacobi-Johnson Energy, Inc., an independent oil and natural gas producer, and served as its President until January 1997. He served as the Vice President and Treasurer of Jacobi-Johnson from January 1997 until May 8, 1998, when the company was sold to us.

Tommy Knowles, age 58, joined EXCO’s Appalachian subsidiary North Coast Energy, Inc., in 2004 as its Vice President of Exploration & Production, becoming President in October 2005. In August 2007, Mr. Knowles became Vice President and General Manager of our Permian/Rockies Division. Prior to joining North Coast he was the Sr. Vice President of Exploration & Production with Belden and Blake, having been employed there since 1996.

Stephen E. Puckett, age 50, became our Vice President of Reservoir Engineering in December 2006. Mr. Puckett was our Manager of Engineering and Operations from April 2000 until December 2006. From January 1998 until April 2000 he served as a petroleum engineering consultant for Petra Resources, Inc. From March 1993 until January 1998 he worked for Enserch Exploration, Inc. as a reservoir engineer. From May 1981 until January 1993 he was employed by Oryx Energy Company as an operations engineer and reservoir engineer. He is a registered professional engineer in Texas and a member of the Society of Petroleum Engineers.

Paul B. Rudnicki, age 31, became our Vice President of Financial Planning and Analysis in August 2006. From July 2003 until August 2006, Mr. Rudnicki served as Financial Planning Manager. Mr. Rudnicki was a Financial Analyst and Assistant to the CFO from June 2000 to July 2003.

Marcia Reeves Simpson, age 52, joined EXCO in March 2008 as our Vice President of Engineering. Ms. Simpson was employed by J-W Operating Company – Cohort Energy as its Acquisition & Divestiture and Reservoir Engineering Manager from September 2004 until March 2008. From January 2001 until September 2004, Ms. Simpson was a Vice President for Energy Virtual Partners, a start-up exploration and production company. From September 1987 until January 2000 she worked for Mobil Oil Corporation in various leadership positions including U.S. Technology Leader. From June 1978 to September 1987 she worked in several engineering positions for Gulf Oil Corporation/Chevron Corporation. She is a registered professional engineer in Louisiana and she has served in various leadership roles with the Gas Research Institute, the Society of Petroleum Engineers and the Society of Women Engineers over her 30 year career.

Andrew C. Springer, age 47, became our Vice President of Tax in November 2008. From May 2006 until November 2008, Mr. Springer served as our Director of Tax. Mr. Springer began his career in public accounting in 1987 at Arthur Andersen LLP and was named partner in 2001 specializing in mergers and acquisitions. He joined KPMG as a partner in 2002 and served in that role until he left in 2004 to become the Corporate Tax Officer for Tuesday Morning Corporation.

Wendy L. Straatmann, age 39, joined EXCO in August 2007 as the President of our wholly-owned subsidiary, North Coast Energy, Inc. and the Vice President and General Manager of our Appalachia Division. Ms. Straatmann has prior Appalachian Basin experience working for Target Energy of Indiana, Pennsylvania. From August 2004 until joining EXCO, Ms. Straatmann was employed by Dominion Exploration & Production in various capacities, including General Manager – Rocky Mountains. Prior to joining Dominion, she was employed by Phillips Petroleum Company and Samson Resources, Inc. She is a Certified Professional Geologist.

Robert L. Thomas, age 49, became our Chief Information Officer in May 2008. Prior to joining EXCO Resources, Mr. Thomas was the Director of Strategy and Architecture in Global Information Services at ConocoPhillips. Prior to working for ConocoPhillips, Mr. Thomas served Burlington Resources in the US, Canada and UK from 1994 to 2006 in various IT management capacities. Prior to Burlington Resources, Mr. Thomas worked for Oryx Energy Company. He began his career in the seismic data processing center at Sun Oil Company in 1981, and is an active member of the Society of Exploration Geophysicists.

Compensation Discussion and Analysis

Overview of Compensation Program

The compensation committee of our Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The compensation committee reviews and recommends to our Board of Directors the compensation and benefits for our executive officers, administers our stock plans and assists with the establishment of general policies relating to compensation and benefits for all of our employees. The compensation committee seeks to ensure that the total compensation paid to our officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executive officers are similar to those provided to our other officers and employees. We do not have compensation plans that are solely for executive officers.

Throughout this proxy statement, the individuals who served as our chief executive officer and chief financial officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table, are referred to as “Named Executive Officers.”

Compensation Philosophy and Objectives

We believe that the most effective compensation program is one that is designed to reward all employees, not just executives, for the achievement of our short-term and long-term strategic goals. From the time our current management team obtained control of EXCO in December 1997 through the end of 2008, our compensation philosophy was to provide all our employees with both cash and stock-based incentives that foster the continued growth and overall success of our company and encourage employees to maximize shareholder value. Under this philosophy, all of our employees, from the most senior executives of our organization to entry level, have aligned interests. Through the end of 2008, all newly hired employees were awarded stock options on the first business day of the month following such employee’s hire date and after that only when stock option bonuses were approved by our compensation committee. Historically, we awarded stock option bonuses to our employees annually in December. Consistent with our compensation philosophy, these stock option bonuses were granted to all employees, including Named Executive Officers, at the same ratable percentage of each employee’s annual base salary.

Due to our significant growth in employee headcount, particularly in 2007 and 2008, we determined that it was no longer feasible to award stock option bonuses in December at the same ratable percentage for all employees based on each employee’s annual base salary, nor was it feasible to continue awarding stock options to all newly hired employees. It became necessary for us to reexamine our compensation philosophy with respect to our option grant practices in light of current and projected equity award “burn rates” and the number of shares available under the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, or Incentive Plan. At the same time, we were mindful of the need to maintain an incentive structure that would continue to foster our growth and overall success, encourage employees to maximize shareholder value and help us retain valuable personnel. With these realities and goals in mind, effective in December 2008 we established a new compensation philosophy to provide all our employees with cash incentives and only selected employees with stock-based incentives. As a result, we limited the December 2008 stock option bonus awards to approximately 150 selected employees within our organization, including Named Executive Officers. Consistent with our compensation philosophy, these stock option bonuses were granted at the same ratable percentage of each employee’s annual base salary for all selected employees, including Named Executive Officers. Our remaining employees, excluding the selected employees that received stock options, received additional cash bonuses pursuant to a cash bonus plan. These additional cash bonuses were paid at the same ratable percentage of each applicable employee’s annual base salary, are subject to vesting restrictions that are similar to those under our stock option agreements to foster employee retention and include a change of control multiplier for any unvested amounts to provide an upside incentive similar to stock options. In addition, effective January 1, 2009, awards of stock options to new hires will only be made to new employees on a purely discretionary basis, if approved by our compensation committee or pursuant to its delegated authority, and not to all new employees.

When establishing total compensation for Named Executive Officers, our compensation committee has the following objectives:

•	to attract, retain and motivate highly qualified and experienced individuals;

•	to ensure that a significant portion of their total compensation is “at risk” in the form of equity compensation; and

•	to offer competitive compensation packages that are consistent with our core values.

Role of Executive Officers in Compensation Decisions

Prior to our initial public offering, or IPO, in February of 2006, our Board of Directors, with input from our chief executive officer, president and chief financial officer, approved the compensation packages for our executive officers. After the IPO, our Board of Directors delegated authority to the compensation committee to make all compensation decisions for our executive officers and approve all grants of equity awards to our executive officers.

The compensation committee annually reviews the performance of our chief executive officer. Our chief executive officer annually reviews the performance of each other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual bonus award amounts, are presented to the compensation committee. The compensation committee can exercise its discretion in modifying any recommended adjustments or awards to our executives and has the final authority to establish the compensation packages for our executive officers.

Setting Executive Compensation

Based on the foregoing objectives, the compensation committee structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve our business goals and reward the executives for achieving those goals. In September 2006, November 2007 and November 2008, we engaged an outside consulting firm to conduct an annual review of our total compensation program for our Named Executive Officers as well as for other key executives. This consulting firm provided the compensation committee with relevant market data and alternatives to consider when making compensation decisions for our executive officers.

In making compensation decisions, the compensation committee compares each element of total compensation against a peer group of publicly-traded oil and natural gas companies with similar operations and revenue. The peer group consists of companies against which the compensation committee believes we compete for talent and for shareholder investment. In 2008, our peer group consisted of the following companies: Cabot Oil & Gas Corporation; Cimarex Energy Co.; CNX Gas Corporation; Comstock Resources Inc.; Continental Resources Inc., Denbury Resources Inc.; Encore Acquisition Company; Equitable Resources, Inc.; Forest Oil Corporation; Mariner Energy, Inc.; Newfield Exploration Company; Penn Virginia Corporation; Petrohawk Energy Corporation; Pioneer Natural Resources Inc.; Plains Exploration & Production Company; Quicksilver Resources Inc.; Range Resources Corporation; St. Mary Land & Exploration Company; Ultra Petroleum Corporation; W&T Offshore, Inc.; and Whiting Petroleum Corporation.

We compete with many larger companies for top executive-level talent. Although our compensation committee does not identify specific target ranges for the compensation of each executive officer, the compensation committee has historically set cash compensation for our executive officers between the twenty-fifth and the median percentile of compensation paid to similarly situated executives of the companies comprising the peer group. Variations to this objective may occur as dictated by the experience level of the individual and market factors. These objectives recognize the compensation committee’s expectation that, over the long term, we will continue to generate shareholder returns in excess of the average of our peer group.

A significant percentage of total compensation for our executive officers is allocated to stock options as a result of our compensation philosophy mentioned above. We believe stock options incentivize our executive officers and other employees to achieve our long-term goal of maximizing shareholder value because income from stock option compensation is realized by our personnel only as a result of the successful performance of our company over time. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers. Rather, the compensation committee relies on each committee member’s knowledge and experience as well as information provided by management and an outside consulting firm to determine the appropriate level and mix of compensation.

Executive Compensation Components

For the fiscal years ended December 31, 2008, 2007 and 2006, the principal components of compensation for Named Executive Officers were:

•	base salary;

•	cash bonus;

•	long-term incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

Base Salary

We provide Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on position and responsibility by using market and other data that our compensation committee deems relevant. Although our compensation committee does not identify specific target ranges for the base salary of each executive officer, the compensation committee has historically set base salary opportunities for a given position at or above the 50% percentile of the base salary of our peer group.

During its review of base salaries for executives, the compensation committee primarily considers:

•	market data provided by our outside consultants;

•	internal review of the executive’s compensation, both individually and relative to other officers;

•	individual performance of the executive;

•	performance of the executive’s department or functional unit;

•	our operational performance, with respect to our production, reserves, finding and operating costs, drilling results, risk management activities and asset acquisitions;

•	our financial performance, with respect to our cash flow, net income, cost of capital, general and administrative costs and Common Stock price performance;

•	our overall competitive position and outlook relative to our industry;

•	level of responsibility; and

•	leadership ability, demonstrated commitment to the organization, motivational skills, attitude and work ethic.

Executive salary levels are typically considered annually by our compensation committee. In accordance with the philosophy, objectives and procedures set forth in this Compensation Discussion and Analysis, our compensation committee reviewed the annual base salaries for our Named Executive Officers and decided not to make any changes for fiscal 2008 or 2009. The compensation committee approved significant increases in the annual base salaries for each Named Executive Officer during 2007 and believed that those base salary levels remained appropriate for 2008 and 2009 based on an analysis of our peer group and other market data that our compensation committee deemed relevant. In particular, the compensation committee’s decision to retain the current base salary level for all Named Executive Officers in 2009 reflects a tone at the top philosophy of our organization’s commitment to cash retention during the current global economic and industry downturn.

Cash Bonus

Although we do not have a formal cash bonus plan, we have historically paid year-end cash bonuses in the range of 10% to 20% of each employee’s annual base salary as determined by our Board of Directors. Consistent with our compensation philosophy, all employees, from the most senior executives of our organization to entry level, have historically received the same percentage level cash bonuses, pro-rated for any partial period of service, as those received by our Named Executive Officers. Exceptions are made from time to time, including in 2008, 2007 and 2006, to provide additional cash bonuses to certain employees who are not Named Executive Officers and who make extraordinary contributions to our success. In 2008, 2007 and 2006, we paid cash bonuses to each employee and each Named Executive Officer in an amount equal to 20% of their respective annual base salary, subject to some merit based exceptions for certain employees that are not Named Executive Officers. The payment of any cash bonus to Named Executive Officers must be approved by our compensation committee, whose determination is based on the overall success of our company and not any particular objective financial, operational or individual performance criteria or targets. Each of the Named Executive Officers received the following cash bonus payments in December 2008 for fiscal 2008 performance, in December 2007 for fiscal 2007 performance and in December 2006 for fiscal 2006 performance.

Name	2008 Cash Bonus	2007 Cash Bonus	2006 Cash Bonus
Douglas H. Miller	$160,000	$160,000	$120,000
Stephen F. Smith	$120,000	$120,000	$80,000
J. Douglas Ramsey, Ph.D.	$70,000	$70,000	$60,000
Harold L. Hickey	$70,000	$70,000	$60,000
William L. Boeing	$80,000	$80,000	$52,500

Long-Term Incentive Compensation

2005 Long-Term Incentive Plan. In many cases, incentives granted under the Incentive Plan comprise the largest portion of our Named Executive Officers’ total compensation package. This plan was originally adopted and approved by the Board of Directors and stockholders of EXCO Holdings II, Inc., or Holdings II, in

September 2005 and ultimately assumed by us in connection with our IPO. An amendment to this plan was approved by our shareholders in August 2007 increasing the number of shares of Common Stock authorized for issuance under the plan from 10,000,000 shares to 20,000,000 shares. If the Incentive Plan Amendment Proposal is approved at the Annual Meeting, then an additional 3,000,000 shares will be available for issuance under the plan and each share granted that is subject to a full-value award will count as 1.17 shares against the total number of shares we have reserved for issuance under the plan. The stated purpose of this plan is to provide financial incentives to selected employees and to promote our long-term growth and financial success by:

•	attracting and retaining employees of outstanding ability;

•	strengthening our capability to develop, maintain and direct a competent management team;

•	providing an effective means for selected employees to acquire an ownership interest in us;

•	motivating employees to achieve long-range performance goals and objectives; and

•	providing incentive compensation competitive with other similar companies.

Our compensation committee administers the Incentive Plan and the awards granted under the Incentive Plan. Awards under the Incentive Plan can consist of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights and other awards. However, in accordance with our compensation philosophy, we have historically only used stock options under this plan as incentives for our employees. An important objective of our long-term incentive compensation is to strengthen the relationship between the long-term value of our stock price and the potential financial gain for employees. Stock options provide all employees with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of the future market price.

Pursuant to the terms of the stock option agreements that we entered into with our option holders, the stock options granted:

•	are vested as to 25% of the shares subject to the option on the date of grant and will vest an additional 25% on each of the next three anniversaries of the date of grant;

•	expire on the tenth anniversary of the date of grant, or sooner under some circumstances; and

•	become fully vested and exercisable, subject to their early termination as provided in the option agreements, immediately prior to a change of control of us.

A stock option becomes valuable only if our Common Stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to “vest,” thus providing an incentive for an option holder to remain our employee. In addition, stock options link a portion of an employee’s compensation to shareholders’ interests by providing an incentive to increase the market price of our stock.

Prior to January 1, 2009, all new employees were awarded stock options on the first business day of the month following such employee’s hire date and after that only when stock option bonuses were approved by our compensation committee. Historically, we awarded stock option bonuses to our employees annually in December. Consistent with our compensation philosophy, these stock option bonuses were granted to all employees, including Named Executive Officers, at the same ratable percentage of each employee’s annual base salary. In December 2007 and 2006, we granted stock option bonuses to most employees, including all of the Named Executive Officers, such that each applicable employee received an option for that number of shares equal to 10% of such employee’s annual base salary in effect during 2007 and 2006, respectively, pro rata for any partial year of service. Options are awarded at the NYSE’s closing price of our Common Stock on the date of the grant. Instead of a bonus paid in stock options, some employees received additional cash bonuses equal to 10% of their annual base salary in 2008 and 2007 (excluding bonuses and overtime), with 25% of such bonuses paid immediately and the remainder to be paid in three annual installments so long as they remain an employee.

The following table shows the number of EXCO employees as of December 31, 2005, 2006, 2007 and 2008, the number of stock options granted to new hires and the number of stock options granted as a year-end bonus for the four years ended December 31, 2008.

	2005		2006	2007	2008
Number of EXCO Employees	314		471	689	892
Option Awards to New Hires	4,992,650	(1)	1,444,200	1,948,500	1,790,800
Annual Option Bonus Awards	—		2,171,500	3,000,200	2,288,200

(1)	Includes stock options granted to existing EXCO employees when the Incentive Plan was originally adopted in September 2005 in connection with an equity buyout transaction when the Company was privately held.

Due to our significant growth in employee headcount, particularly in 2007 and 2008, we determined that it was no longer feasible to award stock option bonuses in December 2008 at the same ratable percentage for all employees based on each employee’s annual base salary, nor was it feasible to continue awarding stock options to all newly hired employees. It became necessary for us to reexamine our option grant practices in light of current and projected equity award “burn rates” and the number of shares available under our Incentive Plan. Effective in December 2008, we established a new compensation philosophy to provide all our employees with cash incentives and only selected employees with stock-based incentives. As a result, we limited the December 2008 stock option bonus awards to approximately 150 selected employees within our organization, including Named Executive Officers. Consistent with our compensation philosophy, these stock option bonuses were granted at the same ratable percentage of each selected employee’s annual base salary. Our remaining employees, excluding the selected employees that received stock options, received additional cash bonuses pursuant to a cash bonus plan. These additional cash bonuses were paid at the same ratable percentage of each applicable employee’s annual base salary, are subject to vesting restrictions that are similar to those under our stock option agreements to foster employee retention and include a change of control multiplier for any unvested amounts to provide an upside incentive similar to stock options. In addition, effective January 1, 2009, awards of stock options to new hires will only be made to new employees on a purely discretionary basis, if approved by our compensation committee or pursuant to its delegated authority, and not to all new employees.

The compensation committee has never granted options with an exercise price that is less than the closing price of our Common Stock on the grant date, nor has it granted options which are priced on a date other than the grant date.

The exercise prices, the number of shares subject to each grant, and other information about the stock options granted to our Named Executive Officers during fiscal year 2008 are shown in the “2008 Fiscal Year Grants of Plan-Based Awards” table contained in “—Compensation of Executive Officers.” Previous awards and grants, whether vested or unvested, have no impact on the current year’s awards and grants unless otherwise determined by our compensation committee.

Stock Ownership Guidelines. We do not have formal stock ownership guidelines. However, our executive officers are encouraged to maintain or establish a significant level of direct stock ownership.

Retirement and Other Benefit Plans

401(k) Plan. All of our employees are eligible to participate in the EXCO Resources, Inc. Employees Savings Trust. We match 100% of employee contributions to the 401(k) plan with vesting of Company matching contributions based on years of service with us. In addition, our employees may select our Common Stock as an investment option under the 401(k) plan, up to a maximum of 50% of their contribution.

Severance Plan. The Third Amended and Restated Severance Plan, or the Severance Plan, is applicable to all of our employees in the event of a change of control. The Severance Plan provides for the payment of severance equal to one year of an employee’s base salary in the event the employee’s employment is terminated or there is an adverse change in the employee’s job or compensation within six months following a change of control, as defined in the Severance Plan. For more information about the Severance Plan, see “— Potential Payments Upon Termination or Change-in-Control.”

Other Benefits Plans. We offer a variety of health and benefit programs to all employees, including medical, dental, vision, life insurance and disability insurance. Our Named Executive Officers are generally eligible to participate in these employee benefit plans on the same basis as the rest of our employees.

Perquisites and Other Personal Benefits

During 2007 and 2006, we provided two of our Named Executive Officers with perquisites and other personal benefits that the compensation committee believed were reasonable and consistent with our overall compensation program. In 2008, we provided only one of our Named Executive Officers with perquisites and other personal benefits that the compensation committee believed were reasonable and consistent with our overall compensation program. Mr. Douglas H. Miller’s administrative assistant spent approximately 5% of her time on Mr. Miller’s personal matters during 2006, 2007 and 2008. Mr. Stephen F. Smith is a resident of Houston, Texas. Through March 31, 2007, we provided a corporate apartment for Mr. Smith in Dallas, Texas and we reimbursed all of his business commuting expenses for travel between Houston and Dallas. Beginning April 1, 2007, Mr. Smith has been personally paying for the apartment in Dallas and his business commuting expenses. On limited occasions, executives authorized to use a chartered aircraft for business travel may, if space allows, bring family members or guests along on the trip provided they have the prior approval of our president and our chief financial officer. Since we reimburse for use of the aircraft only for business travel and we pay for the aircraft based on the flight hours regardless of the passenger load, there is no incremental direct operating cost to us for the additional passengers. The compensation committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal years ended December 31, 2008, 2007 and 2006 are included in the Summary Compensation Table under the heading “All Other Compensation.”

Compensation for our Chief Executive Officer

As our chairman, chief executive officer and founder, Mr. Miller is the key visionary for our organization. He has helped us achieve substantial growth in annual revenues, production and reserves over the past 11 years. As a significant shareholder, Mr. Miller has a major portion of his personal wealth tied directly to the performance of our stock price, providing direct alignment with shareholder interests. The compensation committee believes that Mr. Miller has positioned us to maintain our growth rate while expanding and diversifying our business in terms of geography, capital requirements, risk and reserve potential. When compared to compensation levels of chief executive officers for our peer companies, the compensation committee believes that Mr. Miller’s total cash compensation package ranks at or near the 25th percentile of his peers and his annualized long-term equity incentive value over the past two years using Black-Scholes valuation ranks below the 25th percentile of his peers. The compensation committee decided not to make any changes to the annual base salaries of our Named Executive Officers, including Mr. Miller, for 2008 and 2009. The compensation committee approved significant increases in the annual base salaries for Mr. Miller and our other Named Executive Officers during 2007 and believed that those base salary levels remain appropriate for 2008 and 2009 based on an analysis of our peer group and other data that our compensation committee deemed relevant. In particular, the compensation committee’s decision to retain the current base salary level for all Named Executive Officers, including Mr. Miller, in 2009 reflects a tone at the top philosophy of our organization’s commitment to cash retention during the current global economic and industry downturn.

Internal Pay Equity

While comparisons to compensation levels at companies in our peer group are helpful in assessing the competitiveness of our compensation program, we believe that our executive compensation program also must be internally equitable taking into account various levels of authority and responsibility of our employees in order to achieve our compensation objectives. When setting executive compensation each year, we informally analyze the relationship between our chief executive officer’s total compensation and the total compensation of our president and our Named Executive Officers. For this purpose, total compensation includes base salary, bonus payments and the value of equity awards calculated in the manner described in the Summary Compensation Table below. In addition, we consider the internal pay equity between the Named Executive Officers and our other officers and divisional managers. The following table illustrates the internal pay equity ratios among our chief executive officer, our president, our Named Executive Officers and our other officers and divisional managers as of December 31, 2008, 2007 and 2006.

	2008	2007	2006
CEO/President	1.8x	2.0x	2.3x
CEO/Other Named Executive Officers	2.2x	2.5x	2.4x
CEO/Other Officers and Divisional Managers	4.9x	6.5x	6.4x
Named Executive Officers/Other Officers and Divisional Managers	2.2x	2.5x	2.7x

After analyzing these historical ratios, the compensation committee determined that executive compensation levels in 2008 reflected an appropriate target differential for executive compensation when taking into consideration the responsibility and accountability of our chief executive officer and our other Named Executive Officers.

Executive Compensation Business Risk Review

Our executive officers have a significant ownership stake in the Company resulting from direct investments and our long-term incentive compensation program. Historically, the only long-term incentive compensation that we have granted to our executive officers is in the form of stock options because we believe stock options incentivize our executive officers to achieve our long-term goal of maximizing shareholder value. Income from stock option compensation is realized by our executive officers only as a result of the successful performance of our company over time. Our compensation committee believes that our focus on long-term incentive compensation through the exclusive use of stock options with vesting schedules results in an executive compensation program that does not encourage our management to take unreasonable risks related to our business.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the compensation committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides generally that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under our incentive plans is generally fully deductible for federal income tax purposes. However, in the future, the compensation committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. We believe that we are operating in compliance with the final regulations that became effective January 1, 2009.

Accounting for Stock-Based Compensation

Holdings II adopted the provisions of SFAS No. 123(R) upon its formation in August 2005. Upon closing of the merger of Holdings II with and into EXCO Holdings and the subsequent merger of EXCO Holdings with and into EXCO Resources, we adopted SFAS No. 123(R).

Compensation of Executive Officers

The total compensation paid to our chief executive officer, Mr. Douglas H. Miller, chief financial officer, Dr. J. Douglas Ramsey, and the other three most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended December 31, 2008, 2007 and 2006 is set forth in the following Summary Compensation Table:

2008, 2007 AND 2006 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)(3)		Total ($)
Douglas H. Miller Chairman and Chief Executive Officer	2008	800,000	160,000	—	1,024,282	—	—	20,500		2,004,782
	2007 2006	750,000 600,000	160,000 120,000	— —	1,212,043 1,055,116	— —	— —	20,500 20,000		2,142,543 1,795,116

Stephen F. Smith Vice Chairman and President	2008 2007 2006	600,000 550,000 400,000	120,000 120,000 80,000	— — —	380,692 369,893 274,043	— — —	— — —	20,500 15,800 43,191	(4)	1,121,192 1,055,693 797,234

J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	2008 2007 2006	350,000 337,500 300,000	70,000 70,000 60,000	— — —	209,237 196,389 136,783	— — —	— — —	15,500 15,500 15,000		644,737 619,389 511,783

Harold L. Hickey Vice President and Chief Operating Officer	2008 2007 2006	350,000 337,500 300,000	70,000 70,000 60,000	— — —	209,237 196,389 136,783	— — —	— — —	20,500 20,500 16,000		649,737 624,389 512,783

William L. Boeing(5) Vice President, General Counsel and Secretary	2008 2007 2006	400,000 387,500 262,500	80,000 80,000 52,500	— — —	653,917 595,684 910,827	— — —	— — —	20,500 1,500 —		1,154,417 1,064,684 1,225,827

(1)	Reflects the dollar amount expensed for financial statement reporting purposes for the years ended December 31, 2006, 2007 and 2008 in accordance with SFAS No. 123(R), with the exception that the amount shown on the Summary Compensation Table assumes no forfeitures. For Mr. Miller, the dollar amount expensed in 2008, 2007 and 2006 includes $742,364, $973,219 and $973,853, respectively, for the vested portion of the 1,705,000 option shares granted to Mr. Miller in connection with our equity buyout transaction in October 2005. For Mr. Boeing, the dollar amount expensed in 2008, 2007 and 2006 includes $504,167, $502,133 and $875,343, respectively, for the vested portion of the 500,000 option shares granted to Mr. Boeing when he joined us as Vice President, General Counsel and Secretary in April 2006. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of significant accounting policies—Stock options” and “Note 12. Stock options” to our audited financial statements for the fiscal year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on February 26, 2009.

(2)

The amounts shown in this column reflect, for each Named Executive Officer, matching contributions allocated by us to each of the Named Executive Officers pursuant to the EXCO Resources, Inc. Employees Savings Trust as follows: Mr. Miller—$20,500; Mr. Smith—$20,500; Dr. Ramsey—$15,500; Mr. Hickey—$20,500; and Mr. Boeing—$20,500 for 2008; Mr. Miller—$20,500; Mr. Smith—$8,200;

Dr. Ramsey—$15,500; Mr. Hickey—$20,500; and Mr. Boeing—$1,500 for 2007 and Mr. Miller—$20,000; Mr. Smith—$4,000; Dr. Ramsey—$15,000; and Mr. Hickey—$16,000 for 2006. Mr. Boeing was not eligible for a matching contribution in 2006. We maintain a suite at the American Airlines Center in Dallas, Texas and a suite at the Rangers Ballpark in Arlington, Texas for sporting events and other entertainment purposes. We have not included any amounts related to the suites as a perquisite because tickets to the suites are available to all of our employees on a non-discriminatory basis, with business entertainment purposes having priority as to use. We also did not include any amounts related to the use by Mr. Miller of his administrative assistant for personal matters because the incremental cost to us of the estimated 5% of Mr. Miller’s administrative assistant’s time spent on his personal matters, together with the value of any other perquisites received by Mr. Miller, is less than $10,000.

(3)	Mr. Miller owns two aircraft through DHM Aviation, LLC. During 2008, 2007 and 2006, we reimbursed DHM Aviation for our corporate use of the aircraft. We have not included any amounts related to the aircraft as a perquisite because all travel that is reimbursed by us is restricted to travel that is integrally and directly related to performing the executive’s job and the amounts paid to DHM Aviation are in line with the market rate for the charter of similar aircraft. On limited occasions, executives authorized to use a chartered aircraft for business travel may, if space allows, bring family members or guests along on the trip provided they have the prior approval of our president and our chief financial officer. Since we reimburse for use of the aircraft only for business travel and we pay for the aircraft based on the flight hours regardless of the passenger load, there is no incremental direct operating cost to us for the additional passengers. See “—Transactions with Related Persons—Corporate use of personal aircraft” for additional information on amounts paid to DHM Aviation.

(4)	Mr. Smith is a resident of Houston, Texas. Through March 31, 2007, we provided a corporate apartment for Mr. Smith in Dallas, Texas, and we reimbursed all of his business commuting expenses for travel between Houston and Dallas. During 2006, we paid an aggregate of $32,121 to Mr. Smith for the corporate apartment and $7,070 for commuting expenses. Since April 1, 2007, Mr. Smith has been personally paying for the apartment in Dallas and his business commuting expenses.

(5)	Mr. Boeing joined us as Vice President, General Counsel and Secretary in April 2006. The salary and cash bonus amounts for 2006 reflect his partial year of service.

See “—Compensation Discussion and Analysis—Executive Compensation Components—Base Salary” for a discussion of the 2009 base salaries of our Named Executive Officers.

Equity Incentive Awards

The following table sets forth information regarding the plan-based awards under the Incentive Plan granted to each Named Executive Officer during the fiscal year ended December 31, 2008:

2008 FISCAL YEAR GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($ / Share)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas H. Miller Chairman and Chief Executive Officer	12/11/2008	—	—	—	—	—	—	—	80,000	(2)	$7.88	$382,464

Stephen F. Smith Vice Chairman and President	12/11/2008	—	—	—	—	—	—	—	60,000	(2)	$7.88	$286,848

J. Douglas Ramsey, Ph.D.	12/11/2008	—	—	—	—	—	—	—	35,000	(2)	$7.88	$167,328
Vice President, Chief Financial Officer and Treasurer

Harold L. Hickey Vice President and Chief Operating Officer	12/11/2008	—	—	—	—	—	—	—	35,000	(2)	$7.88	$167,328

William L. Boeing Vice President, General Counsel and Secretary	12/11/2008	—	—	—	—	—	—	—	40,000	(2)	$7.88	$191,232

(1)	Represents the grant date fair value of the awards computed in accordance with SFAS No. 123(R). Assumptions used in the calculation of these amounts are included in “Note 2. Summary of significant accounting policies—Stock options” and “Note 12. Stock options” to our audited financial statements for the fiscal year ended December 31, 2008 included in our Annual Report on Form 10-K filed with the SEC on February 26, 2009.

(2)	This grant was made in conjunction with our year-end 10% option bonus grant made to selected employees. See “—Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—2005 Long-Term Incentive Plan” for a discussion of this option bonus grant.

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2008:

2008 FISCAL YEAR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards(1)							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Douglas H. Miller Chairman and Chief Executive Officer	10/5/2005 12/1/2006 12/4/2007 12/11/2008	1,705,000 45,000 40,000 20,000	— 15,000 40,000 60,000	— — — —	$ $ $ $	7.50 14.62 13.72 7.88	10/4/2015 11/30/2016 12/3/2017 12/10/2018	— — — —	— — — —	— — — —	— — — —

Stephen F. Smith Vice Chairman and President	10/5/2005 12/1/2006 12/4/2007 12/11/2008	383,300 30,000 30,000 15,000	— 10,000 30,000 45,000	— — — —	$ $ $ $	7.50 14.62 13.72 7.88	10/4/2015 11/30/2016 12/3/2017 12/10/2018	— — — —	— — — —	— — — —	— — — —

J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	10/5/2005 12/1/2006 12/4/2007 12/11/2008	166,700 22,500 17,500 8,750	— 7,500 17,500 26,250	— — — —	$ $ $ $	7.50 14.62 13.72 7.88	10/4/2015 11/30/2016 12/3/2017 12/10/2018	— — — —	— — — —	— — — —	— — — —

Harold L. Hickey Vice President and Chief Operating Officer	10/5/2005 12/1/2006 12/4/2007 12/11/2008	166,700 22,500 17,500 8,750	— 7,500 17,500 26,250	— — — —	$ $ $ $	7.50 14.62 13.72 7.88	10/4/2015 11/30/2016 12/3/2017 12/10/2018	— — — —	— — — —	— — — —	— — — —

William L. Boeing Vice President, General Counsel and Secretary	4/5/2006 12/1/2006 12/4/2007 12/11/2008	500,000 19,650 20,000 10,000	— 6,550 20,000 30,000	— — — —	$ $ $ $	12.36 14.62 13.72 7.88	4/4/2016 11/30/2016 12/3/2017 12/10/2018	— — — —	— — — —	— — — —	— — — —

(1)	Pursuant to the terms of the stock option agreements that we entered into with our option holders, these options are vested as to 25% of the shares subject to the option on the date of grant and vest an additional 25% on each of the next three anniversaries of the date of grant provided that the holder of the option remains employed with us on that date. These options become fully vested and exercisable, subject to their early termination as provided in the option agreements, immediately prior to a change of control of us.

None of our Named Executive Officers exercised any stock options during 2008. As a result, we have not included a table showing 2008 option exercises.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide any nonqualified defined contribution or other deferred compensation plans for our Named Executive Officers.

Potential Payments Upon Termination or Change of Control

The Third Amended and Restated EXCO Resources, Inc. Severance Plan, which we refer to as the “Severance Plan,” provides for the payment of severance in the event the employee’s employment is terminated or there is an adverse change in the employee’s job or compensation, as more specifically described in the

Severance Plan, within six months following a change of control of EXCO. The plan is administered by our compensation committee, which has the sole discretion to determine whether an employee’s termination of employment is eligible for payment of severance. All of our regular, full-time employees are eligible to participate in and receive benefits under the Severance Plan.

A change of control is defined as the occurrence of any of the following: (i) we are merged or consolidated into or with another entity, and as a result less than a majority of the combined voting power of the surviving entity is held by the holders of our voting stock prior to the merger; (ii) we sell or otherwise transfer all or substantially all of our assets to any person or entity if less than a majority of the combined voting power of such person or entity immediately after such sale or transfer is held by the holders of our voting stock prior to such sale or transfer; (iii) any person is or becomes the beneficial owner, directly or indirectly, of more than 50% of our total voting power; (iv) individuals who on the effective date of the Severance Plan constituted our Board of Directors and their successors or other nominees that are appointed or otherwise approved by the Board of Directors then still in office, cease for any reason to constitute a majority of the Board of Directors; or (v) the adoption of a plan relating to the liquidation or dissolution of us. The definition of “change of control” specifically excludes an event in which any subsidiary of EXCO is spun off by means of a rights offering to EXCO’s shareholders or an underwritten public offering, or any combination thereof, even where less than a majority of the voting equity ownership is retained by EXCO.

Severance payment will be made only if the employee fully executes a release form with the plan administrator, to release and forever discharge us from any and all liability which the employee may have against us as a result of employment with or subsequent termination from us. Severance payment is equal to one year of an employee’s base salary to be paid in cash in a lump sum within ten days following receipt by us of an executed release form.

The following tables show, as of December 31, 2008, potential payments to our Named Executive Officers for various scenarios involving a change of control, death or disability, using, where applicable, the closing price of our Common Stock of $9.06 (as reported on the NYSE as of December 31, 2008). The footnotes listed below the tables apply to all of the tables in this section.

Douglas H. Miller

Chairman and Chief Executive Officer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control	Termination Not for Cause or Misconduct Within Six Months After a Change of Control (1)	Change of Control (No Termination)	Death	Disability
Compensation
Severance(2)	$—	$800,000	$—	$—	$—
Long-term Equity Incentives—Unvested Stock Options(3)	70,800	70,800	70,800	70,800	70,800

Total	$70,800	$870,800	$70,800	$70,800	$70,800

Stephen F. Smith

Vice Chairman and President

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control	Termination Not for Cause or Misconduct Within Six Months After a Change of Control (1)	Change of Control (No Termination)	Death	Disability
Compensation
Severance(2)	$—	$600,000	$—	$—	$—
Long-term Equity Incentives—Unvested Stock Options(3)	53,100	53,100	53,100	53,100	53,100

Total	$53,100	$653,100	$53,100	$53,100	$53,100

J. Douglas Ramsey, Ph.D.

Vice President, Chief Financial Officer and Treasurer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control	Termination Not for Cause or Misconduct Within Six Months After a Change of Control (1)	Change of Control (No Termination)	Death	Disability
Compensation
Severance(2)	$—	$350,000	$—	$—	$—
Long-term Equity Incentives—Unvested Stock Options(3)	30,975	30,975	30,975	30,975	30,975

Total	$30,975	$380,975	$30,975	$30,975	$30,975

Harold L. Hickey

Vice President and Chief Operating Officer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control	Termination Not for Cause or Misconduct Within Six Months After a Change of Control (1)	Change of Control (No Termination)	Death	Disability
Compensation
Severance(2)	$—	$350,000	$—	$—	$—
Long-term Equity Incentives—Unvested Stock Options(3)	30,975	30,975	30,975	30,975	30,975

Total	$30,975	$380,975	$30,975	$30,975	$30,975

William L. Boeing

Vice President, General Counsel and Secretary

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control	Termination Not for Cause or Misconduct Within Six Months After a Change of Control (1)	Change of Control (No Termination)	Death	Disability
Compensation
Severance(2)	$—	$400,000	$—	$—	$—
Long-term Equity Incentives—Unvested Stock Options(3)	35,400	35,400	35,400	35,400	35,400

Total	$35,400	$435,400	$35,400	$35,400	$35,400

(1)	The officer shall not be eligible to receive a severance payment if either (i) he receives a comparable offer of employment from any other operation of EXCO or any of its affiliate organizations, regardless of whether he accepts such offer or (ii) he receives and accepts a transfer of employment to any other operation of EXCO or any of its affiliate organizations.

(2)	Assumes a payment equal to 100% of the officer’s annual base salary.

(3)	Excludes stock options that are currently exercisable. Pursuant to the terms of each stock option award, all options become fully vested automatically upon a change of control or upon the death or the total and permanent disability of the officer.

Compensation Committee Report on Executive Compensation

Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the compensation committee.

COMPENSATION COMMITTEE

Robert L. Stillwell, Chairman

Jeffrey D. Benjamin

Vincent J. Cebula

Earl E. Ellis

B. James Ford*

Robert H. Niehaus

Jeffrey S. Serota

*	Mr. Ford was appointed to the compensation committee on March 13, 2008 and therefore did not participate in setting executive compensation for fiscal 2007 and 2008.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2008, the compensation committee was comprised of Messrs. Stillwell (chair), Benjamin, Cebula, Ellis, Ford, Niehaus and Serota.

During the fiscal year ended December 31, 2008, no member of our compensation committee is or has been an officer or employee of us or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers served as a director or member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee or as one of our directors.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2008 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	14,963,315	$12.20	3,342,450
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable

Total	14,963,315	$12.20	3,342,450

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely met.

Transactions with Related Persons

Corporate use of personal aircraft

We periodically charter, for company business, two jet aircraft from DHM Aviation, LLC, a company owned by Douglas H. Miller, our chairman and chief executive officer. The Board of Directors has adopted a written policy covering the use of these aircraft. The Company believes that prudent use of a chartered private airplane by our senior management while on company business can promote efficient use of management time. Such usage can allow for unfettered, confidential communications among management during the course of the flight and minimize airport commuting and waiting time, thereby promoting maximum use of management time for company business. However, we restrict the use of the aircraft to priority company business being conducted by senior management in a manner that we believe is cost effective for us and our shareholders. As a result, EXCO’s reimbursed use of the aircraft is restricted to travel that is integrally and directly related to performing senior management’s jobs. Such use must be approved in advance by our president and chief financial officer. On limited occasions, executives authorized to use a chartered aircraft for business travel may, if space allows, bring family members or guests along on the trip provided they have the prior approval of our president and our chief financial officer. We maintain a detailed written log of such usage specifying the company personnel (and others, if any) that fly on the aircraft, the travel dates and destination(s), and the company business being conducted. In addition, the log contains a detail of all charges paid or reimbursed by us with supporting written documentation.

In the event that the aircraft are chartered for a mixture of company business and personal use, all charges will be reasonably allocated between company reimbursed charges and charges to the person using the aircraft for personal use.

At least annually, and more frequently if requested by the audit committee, our Director of Internal Audit surveys fixed base operators and other charter operators located at Dallas Love Field, Dallas, Texas to ascertain hourly flight rates for aircraft of comparable size and equipment in relation to DHM Aviation, LLC’s aircrafts. This survey also ascertains other charges (including fuel surcharges) invoiced by such charter operators as well as out-of-pocket reimbursement policies. Such survey is supplied to the audit committee in order for the audit committee to establish an hourly rate and other charges EXCO shall pay for the upcoming calendar year for the use of the aircraft. The present hourly rate paid by EXCO to DHM Aviation, LLC is in line with the market rate for similar aircraft. In addition, DHM Aviation, LLC is reimbursed for customary out-of-pocket catering expenses invoiced for a flight and any reimbursement of out-of-pocket expenses incurred by the pilots.

During 2007, DHM Aviation, LLC purchased an additional, larger used jet aircraft. Based upon a national survey of corporate aircraft charter rates, in August 2007, the Board of Directors approved a rate of $5,700 per flight hour plus $600 per flight hour fuel surcharge for the new aircraft, which was utilized in 2007 and 2008. We continue to reimburse DHM Aviation, LLC at a rate of $3,000 per flight hour plus $600 per flight hour fuel surcharge for use of its smaller aircraft.

Payments to DHM Aviation, LLC for the year ended December 31, 2008 aggregated $0.8 million for use of these aircraft.

Audit Committee Review

In accordance with our audit committee charter, our audit committee is responsible for reviewing and approving the terms and conditions of all related party transactions that are required to be disclosed under Item 404 of Regulation S-K.

AMENDMENT OF THE EXCO RESOURCES, INC.

AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN

(Proposal 2)

On March 4, 2009, the Board of Directors of the Company adopted, subject to shareholder approval, an amendment to the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, or Incentive Plan, to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 3,000,000 shares, to incorporate a fungible share design in the Incentive Plan whereby each share of Common Stock subject to a “Full Value Award” (i.e., an award that is not a stock option or stock appreciation right, or SAR), counts as 1.17 shares of Common Stock against the number of shares of Common Stock reserved for issuance under the Incentive Plan and to impose limitations on the share reuse provisions in the Incentive Plan. Further, in order to minimize the dilutive effect of the Incentive Plan, the Board of Directors adopted a new practice in December 2008 that will reduce the number of shares of Common Stock subject to awards granted under the Incentive Plan in future periods (see the discussion of the Burn Rate Practice below).

The Incentive Plan was originally adopted by the Board of Directors and the shareholders of EXCO Holdings II, Inc. a Delaware corporation, or EXCO Holdings II, on September 15, 2005. As a result of the merger of EXCO Holdings II with and into EXCO Holdings Inc., a Delaware corporation, or EXCO Holdings), the Incentive Plan was assumed by EXCO Holdings, effective as of September 30, 2005, and ratified by EXCO Holdings’ shareholders, effective as of October 3, 2005, and EXCO Holdings’ Board of Directors, effective as of October 5, 2005. As a result of the merger of EXCO Holdings with and into the Company, the Incentive Plan was assumed by the Company, effective as of February 14, 2006 in accordance with the terms of that certain Agreement and Plan of Merger, dated February 9, 2006, which agreement, including the merger and the Company’s assumption of the Incentive Plan contemplated thereby, were approved by (i) the boards of directors of the Company and EXCO Holdings, (ii) the sole shareholder of the Company, and (iii) the shareholders of

EXCO Holdings, each of which approval was effective as of February 4, 2006. The Incentive Plan became known as the EXCO Resources, Inc. 2005 Long-Term Incentive Plan from and after February 14, 2006 until November 14, 2007, the date on which the Incentive Plan was amended and restated by the Board of Directors of the Company. The awards previously granted under the Incentive Plan were converted into awards in the Company’s Common Stock pursuant to the requirements of Treasury Regulation section 1.424-1. The Incentive Plan became known as the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan from and after November 14, 2007.

The Company believes that operation of the Incentive Plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company’s long-term growth and success. The Board of Directors approved the amendment to the Incentive Plan based, in part, on the belief that the number of shares currently available under the Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives.

The Board of Directors of the Company recommends that the shareholders vote “FOR” the approval of the amendment to Incentive Plan.

Summary of Proposed Amendment

The amendment was adopted, subject to shareholder approval, by the Board of Directors on March 4, 2009, to (1) increase the number of shares authorized under the Incentive Plan by 3,000,000 shares, and (2) incorporate a fungible share design, whereby each share of Common Stock subject to a Full Value Award counts as 1.17 shares of Common Stock against the number of shares of Common Stock reserved for issuance under the Incentive Plan. In addition, the amendment modifies the share reuse provisions in the Incentive Plan to provide that shares surrendered for the payment of the exercise price or withholding of taxes with respect to a stock option or stock appreciation rights and shares that are subject to a stock option or stock-settled stock appreciation right and are not issued upon the net settlement or net exercise of such option or stock appreciation will not be made available for future issuances under the Incentive Plan

The approval of the amendment to the Incentive Plan will require the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock outstanding and entitled to vote on the subject matter at the Annual Meeting.

Burn Rate Practice

From the time our current management obtained control of EXCO in December 1997 through the end of 2008, the Company generally awarded new employees stock options in an amount equal to 10% of their base salary. In addition, the Company generally granted stock option bonuses to all of its employees annually in December of each year such that each employee received a stock option to purchase shares in an amount equal to 10% of their annual base salary in effect at the time of grant, pro rata for any partial year of service. The Company’s growth, coupled with its equity compensation program, has led to a high annual stock usage rate, or “burn rate,” under the Incentive Plan.

The following table shows the number of EXCO employees as of December 31, 2005, 2006, 2007 and 2008, the number of stock options granted to new hires and the number of stock options granted as a year-end bonus for the four years ended December 31, 2008.

	2005		2006	2007	2008
Number of EXCO Employees	314		471	689	892
Option Awards to New Hires	4,992,650	(1)	1,444,200	1,948,500	1,790,800
Annual Option Bonus Awards	—		2,171,500	3,000,200	2,288,200

(1)	Includes stock options granted to existing EXCO employees when the Incentive Plan was originally adopted in September 2005 in connection with an equity buyout transaction.

In order to minimize the dilutive impact on our existing shareholders of our grants of certain equity-based awards to our employees, the Board has adopted a “Burn Rate Practice” that modifies the Company’s existing practices regarding grants to employees. Specifically, effective January 1, 2009, (i) newly hired employees will no longer automatically receive grants of stock options in connection with their employment (instead, any such grants will be purely discretionary) and (ii) only certain selected employees of the Company will receive the annual bonus stock option grant (instead of our past practice of granting such awards to all of the Company’s employees). Employees who do not receive an annual bonus stock option grant will be eligible to receive a cash bonus under the Company’s cash bonus plan in an amount equal to a percentage, as determined by senior management, of their annual base salary in effect at the time of grant, pro rata for any partial year of service. These additional cash bonuses will be paid at the same ratable percentage of each applicable employee’s annual base salary, are subject to vesting restrictions that are similar to those under our stock option agreements to foster employee retention and include a change of control multiplier for any unvested amounts to provide an upside incentive similar to stock options.

Summary of the Incentive Plan Terms

The principal features of the Incentive Plan, including the proposed amendment, are summarized below. The following summary of the Incentive Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Incentive Plan, which has been filed as Annex A to this proxy statement.

Purpose. The purpose of the Incentive Plan is to attract and retain the services of key employees, consultants, and outside directors of the Company and its subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, and other awards, whether granted singly, or in combination, or in tandem, that will increase the interest of such persons in the Company’s welfare, furnish an incentive to such persons to continue their services for the Company, and provide a means through which the Company may attract able persons as employees, consultants, and outside directors.

General. The existing Incentive Plan authorizes the issuance of 20,000,000 shares of Common Stock pursuant to grants of awards. As of the Record Date, there were outstanding awards to purchase a total of 14,687,067 shares of Common Stock under the Incentive Plan. The Incentive Plan is currently administered by the Company’s compensation committee. If the amendment to the Incentive Plan is approved, the number of common shares authorized for issuance under the Incentive Plan will be 23,000,000 shares.

The maximum number of shares underlying awards of incentive stock options that may be granted under the Incentive Plan is 23,000,000 shares. In addition, the Incentive Plan limits the maximum aggregate number of shares that a participant may receive under all awards under the Incentive Plan during any calendar year to 2,000,000 shares.

Eligibility and Granting of Awards. The Incentive Plan authorizes the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, and other awards to officers, directors, employees, consultants, and other persons who provide services to the Company. However, only employees of the Company are eligible to receive incentive stock options. Subject to the terms of the Incentive Plan, the compensation committee will determine the persons to whom awards are to be made, determine the type, number and terms and conditions of awards, and all matters relating to awards, specify times at which awards will be exercisable or settleable (including performance conditions that may be required), prescribe forms of award agreements, interpret and specify rules and regulations relating to the administration of the Incentive Plan, and make all other determinations that may be necessary or advisable to administer the Incentive Plan. In making these determinations, a number of factors are taken into account, including the duties and responsibilities of the participant, the value of the participant’s services to the Company, the participant’s present and potential contribution to the success of the Company and other relevant factors. As of the Record Date, there were approximately 894 officers, directors, employees and consultants eligible to receive grants under the Incentive Plan.

Stock Options. The compensation committee is authorized to grant non-qualified stock options and incentive stock options, or ISOs, qualifying under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. The exercise price per share subject to an option is determined by the compensation committee. However, the per share exercise price of an option cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. If an ISO is granted to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any majority-owned subsidiary), the per share exercise price of the ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. The compensation committee will determine the terms of each option at the time of the grant, including without limitation the methods by or forms in which shares of Common Stock will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the compensation committee, except that the compensation committee may not grant options with a term exceeding 10 years. The compensation committee may grant options subject to certain restrictions such as vesting pursuant to the Incentive Plan or an award agreement.

Stock Appreciation Rights. The compensation committee is authorized to grant SARs as a stand alone award, or freestanding SARs, or in conjunction with options granted under the Incentive Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR, payable in either cash or shares of Common Stock. Tandem SARs require the participant, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The grant price of a SAR is determined by the compensation committee. However, the grant price of a SAR cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. The compensation committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares of Common Stock will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the compensation committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The compensation committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of Common Stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the compensation committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the compensation committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The compensation committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Dividend Equivalents. The compensation committee is authorized to grant dividend equivalents in connection with other awards granted under the Incentive Plan, conferring on participants the right to receive cash, shares of Common Stock, other awards, or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents credit to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the fair market value of a share of Common Stock at the time of reinvestment. Dividend equivalent rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments which payment date or dates will be specified in the applicable award agreement.

Other Stock Based Awards. The compensation committee is authorized to grant other stock-based awards under the Incentive Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock, on such terms and conditions as the compensation committee may determine. Such other stock-based awards may be granted for no consideration, minimum considerations as may be required by applicable law, or for such other consideration as the compensation committee shall determine.

Performance Awards. The compensation committee is authorized to grant performance awards under the Incentive Plan, on which the right of a participant to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, may be subject to such performance conditions as may be specified by the compensation committee. Subject to the requirements of the Incentive Plan, the compensation committee will determine performance award terms, including the required performance goals, the corresponding amounts payable upon achievement of such performance goals, termination and forfeiture provisions, and the form of settlement. To the extent the Company determines that Section 162(m) of the Code shall apply to a performance award granted under the Incentive Plan, it is the intent of the Company that performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. Accordingly, performance goals shall be objective and otherwise meet the requirements of Section 162(m). In certain circumstances, the compensation committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the compensation committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other stock-based awards (whether relating to cash or shares of Common Stock) under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria, or Performance Criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the compensation committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements.

Vesting, Forfeiture, Assignment. The compensation committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan. Full Value Awards that constitute Performance Awards must vest no earlier than 1 year after the date of grant, and Full Value Awards that are payable upon the completion of future services must vest no earlier than over the 3 year period commencing on the date of grant. Notwithstanding the foregoing, the compensation committee may, in its sole discretion, accelerate the vesting or waive any applicable restriction period, provided that the shares of Common Stock subject to such awards shall be Exempt Shares (as defined in the Incentive Plan), unless such acceleration or waiver occurs by reason of the participant’s death, disability, retirement, or occurrence of a change in control. The number of Exempt Shares is limited to 10% of the number of shares available for issuance under the Incentive Plan.

The compensation committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the compensation committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The compensation committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the compensation committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the compensation committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards and other rights (other than ISOs and tandem SARs granted in connection with ISOs) during the lifetime of the participant in accordance with the Incentive Plan and as provided in the applicable award agreement.

Amendment or Discontinuance. The Board of Directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Incentive Plan and awards under the Incentive Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, will be effective unless such amendment is approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment will, to the extent deemed necessary or advisable by the compensation committee, be applicable to any outstanding awards previously granted under the Incentive Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the Incentive Plan, the holder of any award outstanding under the Incentive Plan will, upon request of the compensation committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the compensation committee to any award agreement relating thereto. No such amendment or alteration will adversely affect any rights of participants or obligations of the Company to participants with respect to any award previously granted under the Incentive Plan without the consent of the affected participant.

Federal Income Tax Consequences of Awards

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the Common Stock with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the Common Stock over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the Common Stock received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any Common Stock acquired by exercise of an ISO will depend upon whether the participant disposes of such Common Stock prior to two years after the date the ISO was granted or one year after the Common Stock was transferred to the participant (referred to as the “Required Holding Period”). If a participant disposes of Common Stock acquired by exercise of an ISO after the expiration of the Required Holding Period, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.

If the participant disposes of Common Stock acquired by exercise of an ISO prior to the expiration of the Required Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the Common Stock is greater than the fair market value of the Common Stock on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the Common Stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the Common Stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the Common Stock will be treated as capital gain. However, if the price received for Common Stock acquired by exercise of an ISO is less than the fair market value of the Common Stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the Common Stock.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for Common Stock acquired under a nonqualified stock option will be equal to the exercise price paid for such Common Stock, plus any amounts included in the participant’s income as compensation. When a participant disposes of Common Stock acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the Common Stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.

Special Rule if Exercise Price is Paid for in Common Stock. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of Common Stock previously acquired under an ISO, the Common Stock received equal to the number of shares of Common Stock surrendered is treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for the Common Stock received will be equal to the participant’s tax basis and holding period for the Common Stock surrendered. The Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such Common Stock will be equal to its fair market value on the date of exercise, and the participant’s holding period for such stock will begin on the date of exercise.

If the use of previously acquired Common Stock to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of Common Stock previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the Common Stock surrendered, determined at the time such Common Stock was originally acquired on exercise of the ISO, over the aggregate exercise price paid for such Common Stock. As discussed above, a disqualifying disposition of Common Stock previously acquired under an ISO occurs when the participant disposes of such stock before the end of the Required Holding Period. The other tax results from paying the exercise price with previously-owned stock are as described above, except that the participant’s tax basis in the Common Stock that is treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Stock Awards. A participant who receives a stock award generally will recognize as ordinary income the excess, if any, of the fair market value of the Common Stock at such time as the Common Stock is no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such Common Stock. However, a participant who receives a stock award may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the stock award to recognize ordinary income on the date of transfer of the stock award equal to the excess of the fair market value of the Common Stock subject to the stock award (determined without regard to the restrictions on such Common Stock) over the purchase price, if any, of such stock. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to the Common Stock subject to the stock award. At the time of sale of such stock, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

Stock Appreciation Rights. Generally, a participant who receives freestanding SARs will not recognize taxable income at the time the freestanding SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the recipient at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award (other than an ISO) under the Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act, or FICA, and the Federal Unemployment Tax Act, or FUTA. To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the

Company may withhold a portion of the Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in any Common Stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

$1,000,000 Deduction Limit and Other Tax Matters. The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. To the extent that the Company determines that Section 162(m) of the Code shall apply to any awards granted pursuant to the Incentive Plan, the Company intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee. The following table sets forth information with respect to the awards received by the following persons and groups under the Incentive Plan as of the Record Date.

Name	Number of Shares Subject to Options Granted under the Incentive Plan	Weighted Average Exercise Price ($)
Douglas H. Miller	1,925,000	$8.00
Stephen F. Smith	543,300	$8.75
J. Douglas Ramsey, Ph.D.	266,700	$9.17
Harold L. Hickey	266,700	$9.17
William L. Boeing	606,200	$12.25
All current executive officers as a group	3,715,400	$9.05
All current directors who are not executive officers as a group	450,000	$11.21
Each nominee for election as director (other than Douglas H. Miller and Stephen F. Smith, who are individually shown above):
Jeffrey D. Benjamin	50,000	$7.50
Vincent J. Cebula	50,000	$16.58
Earl E. Ellis	50,000	$7.50
B. James Ford	50,000	$13.96
T. Boone Pickens	50,000	$7.50
Jeffrey S. Serota	50,000	$16.58
Robert L. Stillwell	50,000	$7.50
Each associate of any of such directors, executive officers or nominees	—	NA
Each other person who received or is to receive 5% of such options, warrants, or rights	—	NA
All employees, including current officers who are not executive officers as a group	10,521,667	$13.29

On April 16, 2009, the closing price of the Common Stock on the New York Stock Exchange was $12.18 per share.

Vote Required

The approval of the Incentive Plan Amendment Proposal will require the affirmative vote of the holders of a majority of votes cast by shareholders on the proposal, provided that the total votes cast on the proposal represent over 50% of the voting power of all of the shares of Common Stock outstanding and entitled to vote on the subject matter at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE EXCO RESOURCES, INC. AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 3)

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008 was the firm of KPMG LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The audit committee of the Company has selected the firm of KPMG LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2009.

The affirmative vote of a majority of the voting power of the shares of Common Stock and Preferred Stock present in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required for ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

Fees

Aggregate fees for professional services provided to us by our principal accountant, KPMG LLP, for the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
	(in thousands)
Audit Fees(a)	$3,100	$3,273
Audit-Related Fees	45	124
Tax Fees(b)	139	89
All Other Fees(c)	—	765

Total	$3,284	$4,251

(a)	Fees for audit services include fees associated with the annual audit, the reviews of EXCO’s quarterly reports on Form 10-Q and Sarbanes-Oxley compliance test work.

(b)	Tax fees include tax compliance and tax planning.

(c)	All other fees principally include costs incurred related to our 2007 acquisitions, our Form S-3 registration statements filed with the SEC in connection with the resale of shares of our Common Stock and our Form S-1 registration statement filed with the SEC related to a proposed master limited partnership which was withdrawn in January 2008.

In considering the nature of the services provided by KPMG, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with KPMG and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

The audit committee has adopted a policy that requires advance approval of all audit services and non-audit services performed by the independent registered public accounting firm or other public accounting firms. Audit services approved by the audit committee within the scope of the engagement of the independent registered public accounting firm are deemed to have been pre-approved. The policy further provides that pre-approval of non-audit services by the independent registered public accounting firm will not be required if:

•

the aggregate amount of all such non-audit services provided by the independent registered public accounting firm to us does not constitute more than 5% of the total amount of revenues paid by us to the independent auditor during that fiscal year;

•	such non-audit services were not recognized by us at the time of the independent registered public accounting firm’s engagement to be non-audit services; and

•	such non-audit services are promptly brought to the attention of the audit committee and approved by the audit committee prior to the completion of the audit.

The audit committee may delegate to one or more members of the audit committee the authority to grant pre-approval of non-audit services provided that such member or members reports any decision to the audit committee at its next scheduled meeting.

The audit committee pre-approved all of the aggregate audit fees, audit-related fees, tax fees and other fees set forth in the table.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of the Record Date (unless otherwise specified) the number and percentage of shares of our Common Stock beneficially owned by (i) each person known by us to beneficially own more than 5% of the outstanding shares of our Common Stock and (ii) each of our directors, each of our named executive officers and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our Common Stock is based upon 211,054,893 shares of Common Stock outstanding as of the Record Date. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

Principal Shareholders

	Common Stock Beneficial Ownership
Beneficial owner	Shares	% of Class
Holders of more than 5%

T. Boone Pickens, Jr.(1) 8117 Preston Road Suite 260W Dallas, TX 75225	10,669,100	5.1%

Oaktree Capital Group Holdings GP, LLC(2) 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071	34,828,946	16.5%

FMR LLC(3) 82 Devonshire Street Boston, MA 02109	21,077,843	10.0%

Ares Management LLC(4) 1999 Avenue of the Stars Suite 1900 Los Angeles, CA 90067	12,930,287	6.1%

(1)	Based solely on the information contained in the Schedule 13D/A filed with the SEC on July 25, 2008. Includes 50,000 shares of our Common Stock subject to stock options that are exercisable within 60 days of the Record Date. Includes 10,619,100 shares of Common Stock held in an account with a bank and pledged as collateral security for the repayment of debit balances, if any, in such account.

(2)	Includes shares of our Common Stock held by OCM Principal Opportunities Fund III, L.P. (“Fund III”), OCM Principal Opportunities Fund IIIA, L.P. (“Fund IIIA”), OCM Principal Opportunities Fund IV Delaware, L.P. (“Fund IV”) and OCM EXCO Holdings, LLC (“OCM EXCO”). Oaktree Capital Group Holdings GP, LLC (“Oaktree Group”) ultimately controls Fund III, Fund IIIA, Fund IV and OCM EXCO.

Oaktree Group is a limited liability company managed by an executive committee, the members of which are Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, D. Richard Masson, Larry W. Keele, Stephen A. Kaplan, John B. Frank, David Kirchheimer and Kevin L. Clayton. Each such person disclaims beneficial ownership of the securities listed, except to the extent of any pecuniary interest therein.

Also includes 50,000 shares which represent the vested portion of a stock option to purchase (i) 50,000 shares of our Common Stock issued to Mr. Shourie, a Managing Director of Oaktree, and (ii) 50,000 shares of our Common Stock issued to Mr. Ford, a Managing Director of Oaktree, as initial grants upon becoming our directors pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. These stock options are held directly by Mr. Shourie and Mr. Ford for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Shourie and Mr. Ford must hold these stock options on behalf of and for the sole benefit of the Oaktree Funds. Mr. Shourie and Mr. Ford disclaim beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(3)	Based solely on the information contained in the Schedule 13G/A filed with the SEC on February 17, 2009.

(4)	Includes (i) 6,005,951 shares of our Common Stock held by Ares Corporate Opportunities Fund, L.P. (“ACOF”), (ii) 860,000 shares of our Common Stock held by ACOF EXCO, L.P. (“ACOF EXCO”), (iii) 262,630 shares of our Common Stock held by ACOF EXCO 892 Investors, L.P. (“ACOF 892”), (iv) 3,883,157 shares of our Common Stock held by Ares Corporate Opportunities Fund II, L.P. (“ACOF II”), (v) 1,050,525 shares of our Common Stock held by Ares EXCO, L.P. (“Ares EXCO”) and (vi) 1,645,262 shares of our Common Stock held by Ares EXCO 892 Investors, L.P. (“Ares 892”).

The general partner of each of ACOF, ACOF EXCO, L.P. and ACOF EXCO 892 Investors, L.P. is ACOF Management, L.P. (“ACOF Management”) and the general partner of ACOF Management is ACOF Operating Manager, L.P. (“ACOF Operating Manager”). The general partner of each of ACOF II, Ares EXCO and Ares 892 is ACOF Management II, L.P. (“ACOF Management II”) and the general partner of ACOF Management II is ACOF Operating Manager II, L.P. (“ACOF Operating Manager II”). Each of ACOF Operating Manager and ACOF Operating Manager II are indirectly owned by Ares Management which, in turn, is indirectly controlled by Ares Partners. Anthony P. Ressler is the Manager of Ares Partners. Each of Mr. Ressler and the foregoing entities and the partners, members and managers thereof (other than ACOF, ACOF EXCO, ACOF 892, ACOF II, Ares EXCO and Ares 892, in each case with respect to the shares owned of record by such entity) disclaims beneficial ownership of these shares of our Common Stock, except to the extent of any pecuniary interest therein.

Also includes 37,500 shares of our Common Stock, which represents the vested portion of stock options to acquire 50,000 shares of our Common Stock which were issued to one of our directors, Jeffrey Serota, as an initial grant pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. upon becoming one of our directors in March 2007. These stock options are held by Mr. Serota for the benefit of Ares Management and certain funds managed by or affiliated with Ares Management (collectively, the “Ares Entities”). Pursuant to the policies of the Ares Entities, Mr. Serota holds these stock options as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights to the Ares Entities. Mr. Serota disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

Executive Officers and Directors

Beneficial owner	Shares(1)	Options exercisable within 60 days	Percentage of shares outstanding
Named Executive Officers
Douglas H. Miller(2)	6,374,769	1,810,000	3.0%
Stephen F. Smith(3)	1,036,996	458,300	*
J. Douglas Ramsey, Ph.D.(4)	964,381	215,450	*
William L. Boeing	554,750	549,650	*
Harold L. Hickey	476,531	215,450	*
Directors
Jeffrey D. Benjamin(5)	524,425	50,000	*
Vincent J. Cebula(6)	37,500	37,500	*
Earl E. Ellis(7)	617,581	50,000	*
B. James Ford(8)	25,000	25,000	*
Robert H. Niehaus(9)	6,347,316	50,000	3.0%
T. Boone Pickens, Jr.(10)	10,669,100	50,000	5.1%
Jeffrey S. Serota(11)	—	—	*
Rajath Shourie(12)	25,000	25,000	*
Robert L. Stillwell(13)	131,559	50,000	*
All executive officers and directors as a group (15 persons)	27,895,979	3,654,475	13.0%

(1)	Includes the options exercisable within 60 days of the Record Date shown in the options column.

(2)	Includes 406,225 shares of our Common Stock held in six trusts for the benefit of immediate family members.

(3)	Includes 27,902 shares of our Common Stock held in four trusts for the benefit of immediate family members. Also includes 497,521 shares of Common Stock held in a margin account with a brokerage firm and pledged as collateral security for the repayment of debit balances, if any, in such account.

(4)	Includes 678,309 shares of our Common Stock held by a limited partnership in which Dr. Ramsey holds a 97.2% limited partnership interest, all of which shares of Common Stock are held in a margin account with a brokerage firm and pledged as collateral security for the repayment of debit balances, if any, in such account.

(5)	Includes the right to acquire 12,422 shares of our Common Stock pursuant to the Payment Plan granted to Mr. Benjamin as deferred compensation in lieu of cash for his service on our Board of Directors and committees. These shares vest immediately and are to be settled in our Common Stock upon the earlier to occur of (1) as soon as administratively feasible after the date on which Mr. Benjamin incurs a “Termination of Service” under the Payment Plan and (2) upon the occurrence of a “Change in Control” under the Payment Plan. See “—Director Compensation” for a discussion of the Payment Plan.

(6)	These 37,500 shares represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Cebula as an initial grant upon becoming one of our directors in March 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. In connection with Mr. Cebula’s departure from Oaktree, Mr. Cebula agreed to remit to the Oaktree Funds any realized after-tax benefit earned by Mr. Cebula with respect to the 12,500 then vested stock option awards.

(7)	Includes 5,578 shares of our Common Stock issued pursuant to the Payment Plan to Mr. Ellis in lieu of cash as compensation for his service on our Board of Directors and committees. See “—Director Compensation” for a discussion of the Payment Plan.

(8)

These 25,000 shares represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Ford, a Managing Director of Oaktree, as an initial grant upon becoming one of our directors in December 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO

Resources, Inc. This stock option is held directly by Mr. Ford for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Ford must hold this stock option on behalf of and for the sole benefit of the Oaktree Funds and has assigned all economic, pecuniary and voting rights to the Oaktree Funds. Mr. Ford disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein. The shares reported for Mr. Ford do not include shares of our Common Stock held directly by certain of the Oaktree Funds. Mr. Ford disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(9)	Will no longer serve on the Board of Directors after the Annual Meeting. Beneficial ownership consists of shares of our Common Stock owned by Greenhill Capital Partners, L.P., Greenhill Capital Partners (Cayman), L.P Greenhill Capital Partners (Executives), L.P., Greenhill Capital, L.P., Greenhill Capital Partners II, L.P., Greenhill Capital Partners (Cayman) II, L.P., Greenhill Capital Partners (Executives) II, L.P., Greenhill Capital Partners (Employees) II, L.P. By virtue of his ownership and management positions at the entities which control the Greenhill funds referred to in the preceding sentence, Mr. Niehaus may be deemed to beneficially own these shares. Mr. Niehaus disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Beneficial ownership also includes options held by Mr. Niehaus to purchase 50,000 shares of our Common Stock pursuant to the 2005 Long-Term Incentive Plan and 5,469 shares of our Common Stock directly held by Mr. Niehaus and issued pursuant to the Payment Plan to Mr. Niehaus in lieu of cash as compensation for his service on our Board of Directors and committees. See “—Director Compensation” for a discussion of the Payment Plan. The option to purchase 50,000 shares of our Common Stock held by Mr. Niehaus will be forfeited if not exercised within 30 days after his departure from the Board of Directors at the conclusion of the Annual Meeting.

(10)	Based solely on the information contained in the Form 4 filed with the SEC on July 16, 2007. Includes 10,619,100 shares of Common Stock held in an account with a bank and pledged as collateral security for the repayment of debit balances, if any, in such account.

(11)	In connection with Mr. Serota’s appointment to our Board of Directors in March 2007, Mr. Serota was granted options to acquire 50,000 shares of our Common Stock. Options to acquire 37,500 of these shares are vested. These stock options are held by Mr. Serota for the benefit of the Ares Entities. Pursuant to the policies of the Ares Entities, Mr. Serota holds these stock options as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights to the Ares Entities. Mr. Serota disclaims beneficial ownership of these securities. Amounts reported do not include the shares of our Common Stock referred to in note 4 to the beneficial ownership table for “Holders of more than 5%” above, with respect to which Mr. Serota disclaims beneficial ownership, except to the extent of any indirect pecuniary interest therein.

(12)	Will no longer serve on the Board of Directors after the Annual Meeting. These 25,000 shares represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Shourie, a Managing Director of Oaktree, as an initial grant upon becoming one of our directors in August 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. This stock option is held directly by Mr. Shourie for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Shourie must hold this stock option on behalf of and for the sole benefit of the Oaktree Funds and has assigned all economic, pecuniary and voting rights to the Oaktree Funds. Mr. Shourie disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein. The 25,000 shares that represent the vested portion of the stock option granted to Mr. Shourie will be forfeited if not exercised within 30 days after his departure from the Board of Directors at the conclusion of the Annual Meeting. The remaining 25,000 unvested shares will be forfeited immediately upon his departure from the Board of Directors at the Annual Meeting. The shares reported for Mr. Shourie do not include shares of our Common Stock held directly by certain of the Oaktree Funds. Mr. Shourie disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(13)

Includes the right to acquire 4,859 shares of our Common Stock pursuant to the Payment Plan granted to Mr. Stillwell as deferred compensation in lieu of cash for his service on our Board of Directors and committees. These shares vest immediately and are to be settled in our Common Stock upon the earlier to occur of (1) as soon as administratively feasible after the date on which Mr. Stillwell incurs a “Termination of Service” under the Payment Plan and (2) upon the occurrence of a “Change in Control” under the Payment Plan. See “—Director Compensation” for a discussion of the Payment Plan.

*	Less than 1%.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholder proposals to be included in the proxy statement for the next annual meeting must be received by the Company at its principal executive offices on or before December 22, 2009 or, if the Company holds its next annual meeting on a date that is more than 30 days from the anniversary of the 2009 Annual Meeting, a reasonable time before the Company begins to print and send its proxy materials, for inclusion in the Company’s proxy statement relating to that meeting. Shareholders wishing to submit proposals to be presented directly at the 2010 Annual Meeting of Shareholders instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with an annual meeting, a shareholder proposal or nomination must be received by the Company at its principal executive offices not before February 4, 2010 or after March 6, 2010, except that if the date of the annual meeting is more than 30 days before or 60 days after the one year anniversary of the 2009 Annual Meeting, such proposal or nomination must be received on or before whichever of the following occurs later: (i) 70 calendar days before the annual meeting or (ii) the close of business on the 7th day following the earlier of the date on which notice of the annual meeting is first mailed or public announcement of the date of the annual meeting is first made. SEC rules permit management to vote proxies in its discretion if (i) notice of the proposal as described above is received and shareholders are advised in the 2010 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) timely notice of the proposal is not received.

ANNUAL REPORT

Our Annual Report accompanies the mailing of this proxy statement.

By Order of the Board of Directors,

William L. Boeing

Vice President, General Counsel and Secretary

Dallas, Texas

April 23, 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNEX A

AMENDMENT NUMBER ONE TO THE

EXCO RESOURCES, INC. AMENDED AND RESTATED

2005 LONG-TERM INCENTIVE PLAN

This AMENDMENT NUMBER ONE TO THE EXCO RESOURCES, INC. AMENDED AND RESTATED 2005 LONG-TERM INCENTIVE PLAN (this “Amendment”), dated as of March 4, 2009, is made and entered into by EXCO Resources, Inc., a Texas corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time;

WHEREAS, the Board desires to amend the Plan, subject to shareholder approval, to increase the aggregate number of shares of Common Stock that may be issued or transferred under the Plan set forth in Article 5 of the Plan, and incorporate a fungible share design whereby each share of Common Stock subject to a Full Value Award counts as 1.17 shares of Common Stock against the number of shares of Common Stock reserved for issuance under the Plan; and

WHEREAS, the Board submitted the proposal to amend the Plan to the Company’s shareholders at the 2009 Annual Meeting of Shareholders.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1.    Section 5.1 of the Plan is hereby amended effective March 4, 2009, by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1	Number Available for Awards.

(a)    In General.    Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is twenty three million (23,000,000) shares, all of which may delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

(b)    Exempt Shares.    No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1(a) may be shares designated as “Exempt Shares.”

(c)    Full Value Awards.    The aggregate number of shares of Common Stock available for issuance under the Plan shall be reduced by one and seventeen hundredth (1.17) shares of Common Stock for each share of Common Stock delivered in settlement of any Full Value Award. If any shares of Common Stock acquired pursuant to a Full Value Award shall be forfeited, shall expire or be canceled, and would otherwise return to the Plan pursuant to Section 5.2, the number of shares of Common Stock that shall be available for the grant of an Award pursuant to the Plan shall be increased by one and seventeen hundredth (1.17) shares of Common Stock for each share of Common Stock subject to such Full Value Award at the time such Full Value Award, in full or in part, is forfeited, expired or canceled.

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2.    Section 5.2 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.2:

5.2    Reuse of Shares.    Except as otherwise provided in Section 5.1(c), to the extent that any Award under this Plan shall be forfeited, expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. Shares of Common Stock subject to an Award under the Plan may not again be made available for issuance under the Plan and shall reduce the number of shares available for future issuances under the Plan if such shares of Common Stock are (i) shares of Common Stock that were subject to a Stock Option or a stock-settled SAR and were not issued upon the net settlement or net exercise of such Stock Option or SAR; or (ii) shares of Common Stock delivered or withheld by the Company to pay the exercise price or the withholding tax obligations associated with Stock Options or SARs. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Except as otherwise provided herein, Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company or canceled on account of termination, expiration or lapse of an Award shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

3.  Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page to follow]

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

EXCO RESOURCES, INC.

By:	/s/ Douglas H. Miller
Name:	Douglas H. Miller
Title:	Chairman and Chief Executive Officer

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The EXCO Resources, Inc.

AMENDED AND RESTATED

2005 LONG-TERM INCENTIVE PLAN

The EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan (the “Plan”) was originally adopted by the Board of Directors and the stockholders of EXCO Holdings II, Inc., a Delaware corporation (“Holdings II”), on September 15, 2005. As a result of the merger of Holdings II with and into EXCO Holdings Inc., a Delaware corporation (“Holdings”), the Plan was assumed by Holdings, effective as of September 30, 2005, and ratified by Holdings’ Board of Directors, effective as of October 5, 2005, and Holdings’ stockholders, effective as of October 3, 2005. As a result of the merger of Holdings with and into EXCO Resources, Inc., a Texas corporation (the “Company”), the Plan was assumed by the Company, effective as of February 14, 2006, in accordance with the terms of that certain Agreement and Plan of Merger, dated February 9, 2006, which agreement, including the merger and the Company’s assumption of the Plan contemplated thereby, were approved, effective as of February 4, 2006, by (i) the Boards of Directors of the Company and Holdings, (ii) the sole shareholder of the Company, and (iii) the stockholders of Holdings. The Plan was amended pursuant to an amendment approved by (i) the Board of Directors of the Company on June 29, 2007 and (ii) the shareholders of the Company on August 30, 2007. The Plan was amended and restated by the Board of Directors of the Company on November 14, 2007. The Awards previously granted under this Plan have been converted into awards in EXCO Resources, Inc. common stock pursuant to the requirements of Treasury Regulation section 1.424-1. The Plan shall be known as the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan from and after November 14, 2007.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key employees, consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services for the Company; and

(c)	provide a means through which the Company may attract able persons as employees, Consultants and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee. No Incentive Stock Options shall be issued to Consultants, independent contractors or Outside Directors of the Company.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1    “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.2    “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.3    “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.4    “Board” means the board of directors of the Company.

2.5    “Callable” means Common Stock issued to a Participant which is subject to the Company’s right to call and repurchase such Common Stock upon Termination of Employment pursuant to the terms of the Award Agreement under which the Participant purchased the Common Stock.

2.6    “Change in Control” means any of the following, except as otherwise provided herein: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction or the merger of the Company into one of its subsidiaries; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at February 14, 2006 were directors or (y) become directors after February 14, 2006 and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at February 14, 2006 or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on February 14, 2006; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors, (aa) a purchase(s) of the shares are sold pursuant to effective registration under applicable federal and state securities laws; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.6, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, to the extent necessary to comply with the requirements of Section 409A of the Code, in lieu of the foregoing definition, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.7    “Code” means the Internal Revenue Code of 1986, as amended.

2.8    “Committee” means the Compensation Committee of the Board.

2.9    “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

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2.10    “Company” means EXCO Resources, Inc., a Texas corporation, and any successor entity.

2.11    “Consultant” means any person performing advisor or consulting services to the Company or a Subsidiary, with or without compensation, who is not an Employee, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction. A Consultant is not eligible to receive Incentive Stock Options.

2.12    “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13    “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14    “Dividend Equivalent Right” means the right of the holder thereof to receive credits as set forth in Section 6.9 hereof based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15    “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.16    “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.17    “Exempt Shares” means shares of Common Stock designated as “Exempt Shares” pursuant to Section 5.1(b).

2.18    “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock and in accordance with the requirements, as applicable, of Section 422 of the Code and Section 409A of the Code and the regulations and other guidance issued thereunder.

2.19    “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares

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of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

2.20    “Incentive” is defined in Section 2.1 hereof.

2.21    “Incentive Stock Option” or “ISO” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.22    “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.23    “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.24    “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.25    “Other Award” means an Award issued pursuant to Section 6.10 hereof.

2.26    “Outside Director” means a director of the Company who is not an Employee or Consultant.

2.27 “Participant” means an Employee, Consultant or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.28    “Plan” means this EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, as amended from time to time.

2.29    “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.8 hereof.

2.30    “Performance Goal” means any of the goals set forth in Section 6.11 hereof.

2.31    “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

2.32    “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.33    “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.7 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.34    “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.35    “SAR” or “stock appreciation right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

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2.36    “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.37    “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.38    “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.39    “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company.

2.40    “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.40, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, to the extent necessary to comply with the requirements of Section 409A of the Code, in lieu of the foregoing definition, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.41    “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.41, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, to the extent necessary to comply with the requirements of Section 409A of the Code, in lieu of the foregoing definition, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

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ARTICLE 3

ADMINISTRATION

3.1    General Administration; Compensation Committee.    Subject to the terms of this Article 3, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). The Committee shall consist of not fewer than two persons.

If at any time the Committee shall include members who are not “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act, then to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) may be performed solely by a subcommittee of the Committee consisting of two or more members, which shall be solely comprised of Committee members who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act.

Notwithstanding anything contained herein to the contrary, discretionary Awards granted to Outside Directors shall be administered by the Compensation Committee of the Board (or a subcommittee thereof), which shall be comprised solely of independent directors under rules promulgated by the New York Stock Exchange.

3.2    Designation of Participants and Awards.

(a)    The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3    Authority of the Committee.    The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3

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promulgated under the 1934 Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee or a subcommittee thereof consisting of two or more members of the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

3.4    Prohibition on Acceleration of Benefits.    Any Award which constitutes deferred compensation under Section 409A of the Code shall not have the time or schedule of any payment thereunder accelerated, except as permitted under the guidance issued under Section 409A of the Code.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company or any Subsidiary whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company or any Subsidiary is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to some or all of the then existing Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1    Number Available for Awards.

(a)    In General.    Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is twenty million (20,000,000) shares, of which up to twenty million (20,000,000) shares may delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

(b)    Exempt Shares.    No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1(a) may be shares designated as “Exempt Shares.”

5.2    Reuse of Shares.    To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option

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so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1    In General.

(a)    The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)    If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the Award. If the Award does not specify interest equivalents, then no interest equivalents shall be credited.

6.2    Option Price.    The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price shall never be less than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of

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stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3    Maximum ISO Grants.    The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4    Restricted Stock.    If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, in whole or in part, or the schedule which determines when the Participant earns a vested interest in the shares of Common Stock (subject to the Restricted Stock Award), (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)    Legend on Shares.    Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

(b)    Restrictions and Conditions.    Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)    Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations and subject to Section 7.2 below, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)    Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award

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Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(iii)    The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)    Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5    SARs.    The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6    SAR Price.    The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant.

6.7    Restricted Stock Units.    Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder). Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

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6.8    Performance Awards.

(a)    The Committee may grant Performance Awards to one or more Participants. The terms and conditions of such Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period (subject to Section 6.8(d)), the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period. However, the Committee may not, in any event, increase the number of shares of Common Stock earned by any Executive officer upon satisfaction of any Performance Goal.

(b)    Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

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6.9    Dividend Equivalent Rights.    The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.10    Other Awards.    The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

6.11    Performance Goals.    Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.12    Tandem Awards.    The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

6.13    Maximum Individual Grants.    No participant may receive during any calendar year of the Company, Awards covering an aggregate of more than two million (2,000,000) shares of Company Stock.

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ARTICLE 7

AWARD PERIOD; VESTING; TERMINATION OF SERVICE

7.1    Award Period.    Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2    Vesting.

(a)    General.    Except as otherwise provided by Section 7.2(b), the Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided by Section 7.2(b), subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested; provided, however, that shares of Common Stock underlying all or any portion of a Nonqualified Stock Option or Incentive Stock Option for which the Committee accelerates the vesting date other than in the event of the Participant’s death, Total and Permanent Disability or Retirement, or the occurrence of a Change in Control shall be Exempt Shares.

(b)    Full Value Award Vesting.    Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

(i)    All Full Value Awards granted by the Committee that constitute Performance Awards must vest no earlier than one (1) year after the Date of Grant.

(ii)    All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

(iii)    The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restriction Period on a Full Value Award except upon the Participant’s death, Total and Permanent Disability or Retirement or the occurrence of a Change in Control.

Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 7.2(b) or accelerate the vesting or waive the Restriction Period for Full Value Awards at any time, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

ARTICLE 8

EXERCISE OF INCENTIVE

8.1    In General.    A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth in the Award Agreement and in Article 7. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions and restrictions of the Plan.

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8.2    Securities Law and Exchange Restrictions.    In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3    Exercise of Stock Option.

(a)    In General.    If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)    Notice and Payment.    Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (or such person or persons designated in the Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c)    Issuance of Certificate.    Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

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(d)    Failure to Pay.    Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant, in the Company’s sole discretion.

8.4    SARs.    Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(i)    cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(ii)    that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(iii)    the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5    Disqualifying Disposition of Incentive Stock Option.    If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders. Notwithstanding the foregoing, no amendment to the Plan that increases the benefits accrued to Participants, increases the maximum number of shares of Common Stock which may be issued under the Plan, reprices any Stock Options or modifies the requirements for participation in the Plan shall be effective unless such amendment shall be approved by the stockholders of the Company entitled to vote thereon in the manner set forth in the Company’s articles of incorporation and bylaws. Any amendments made pursuant to this Article 9 shall, to the extent deemed necessary

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or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on September 15, 2015, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1    No Effect on Company’s Authority.    The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights

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thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2    Conversion of Incentives Where Company Survives.    Subject to any required action by the stockholders, and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3    Exchange or Cancellation of Incentives Where Company Does Not Survive.    Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation or where stockholders of the Company prior to such transaction do not control a majority of the voting shares of the surviving corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4    Cancellation of Incentives.    Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)    giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)    in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)    An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

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ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1    Investment Intent.    The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2    No Right to Continued Employment.    Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3    Indemnification of Board and Committee.    No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4    Effect of the Plan.    Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

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15.5    Compliance With Other Laws and Regulations.    Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6    Tax Requirements.    The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7    Assignability.    Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award

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Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8    Use of Proceeds.    Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9    Legend.    Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the office of the Company at 12377 Merit Drive, Suite 1700, Dallas, Texas, United States, or any successor location of the Company’s principal executive offices.

* * * * * * * * * * * * * * *

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of November 14, 2007, by its Chairman, Chief Executive Officer and Vice Chairman, President and Secretary pursuant to prior action taken by the Board.

EXCO RESOURCES, INC.

By:	/s/ Douglas H. Miller
Name:	Douglas H. Miller
Title:	Chairman and Chief Executive Officer

Attest:

/s/ William L. Boeing
William L. Boeing
Vice President, General Counsel and Secretary

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▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Douglas H. Miller, Stephen F. Smith, J. Douglas Ramsey, Ph.D. and William L. Boeing, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote , as designated on the reverse side, all the shares of common stock, par value $.001 per share, of EXCO Resources, Inc. held of record by the undersigned on April 16, 2009 at the annual meeting of shareholders to be held at 9:30 a.m. local time on June 4, 2009 at the Westin Park Central, 12720 Merit Drive, Salon ABC, Dallas, Texas 75251 or any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

The Board of Directors recommends that the shareholders vote FOR each of the proposals. Please review carefully the proxy statement delivered with this Proxy.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-

PAID ENVELOPE.

(Continued and to be signed on the other side)

EXCO Resources, Inc.

VOTE BY INTERNET OR TELEPHONE

QUICK *** EASY *** IMMEDIATE

As a shareholder of EXCO Resources, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 3, 2009.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by mail:
Call 1 (866) 894-0537

Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE

VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

						Please mark your votes like this		☒
		FOR all nominees listed above (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed to the left
						FOR	AGAINST	ABSTAIN

1.	Proposal to elect 01 Douglas H. Miller, 02 Stephen F. Smith, 03 Jeffrey D. Benjamin, 04 Vincent J. Cebula, 05 Earl E. Ellis, 06 B. James Ford, 07 T. Boone Pickens, 08 Jeffrey S. Serota and 09 Robert L. Stillwell as directors to the Board of Directors, each for a one-year term.	☐	☐	2.	Proposal to amend the EXCO Resources, Inc. 2005 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 3,000,000 shares.	☐	☐	☐
						FOR	AGAINST	ABSTAIN

				3.	Proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm.	☐	☐	☐

The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

	(Instruction: to withhold authority to vote for any individual nominee write that nominee’s name in the space provided below)				COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature (if held jointly)	Date	,	2009.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President.